UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

FORM N-Q

MARCH 31, 2011

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 30.7%
CONSUMER DISCRETIONARY - 2.7%
Automobiles - 0.2%
DaimlerChrysler North America Holding Corp., Notes	7.300%	1/15/12	3,315,000		$3,482,043
DaimlerChrysler North America Holding Corp., Notes	6.500%	11/15/13	1,390,000		1,552,314
Ford Motor Credit Co., LLC, Notes	7.000%	10/1/13	5,000,000		5,397,340
Motors Liquidation Co.	9.450%	11/1/11	2,514,000		697,635	(a)
Motors Liquidation Co.	8.100%	6/15/24	368,000		103,960	(a)
Motors Liquidation Co.	8.375%	7/5/33	9,520,000	EUR	3,743,957	(a)
Motors Liquidation Co., Debentures	9.400%	7/15/21	674,000		185,350	(a)
Motors Liquidation Co., step bond	0.000%	3/15/36	8,887,000		1,399,703	(a)

Total Automobiles					16,562,302

Diversified Consumer Services - 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	5,385,000		5,115,750

Hotels, Restaurants & Leisure - 0.1%
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	1.250%	11/30/20	722,000		393,490	(b)(c)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	321,000		315,383	(c)
Marriott International Inc.	5.810%	11/10/15	7,950,000		8,628,787
McDonald’s Corp., Medium Term Notes	5.350%	3/1/18	310,000		347,242
MGM MIRAGE Inc., Senior Notes	7.625%	1/15/17	1,270,000		1,198,562
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	1,645,000		1,883,525
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	245,000		218,663
Station Casinos Inc., Senior Notes	7.750%	8/15/16	9,760,000		976	(a)(d)

Total Hotels, Restaurants & Leisure					12,986,628

Media - 1.9%
CBS Corp.	7.625%	1/15/16	5,500,000		6,325,258
CCO Holdings LLC / CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	6,150,000		6,288,375	(c)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	3,670,000		4,110,400	(c)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	40,000		50,049
Comcast Corp., Notes	6.500%	1/15/15	3,760,000		4,255,087
Comcast Corp., Notes	5.875%	2/15/18	10,000		11,024
Comcast Corp., Notes	6.450%	3/15/37	11,139,000		11,411,126
Comcast Corp., Senior Notes	6.300%	11/15/17	1,210,000		1,366,388
Comcast Corp., Senior Notes	6.500%	1/15/17	3,140,000		3,575,691
Comcast Corp., Senior Notes	5.650%	6/15/35	5,130,000		4,822,220
Comcast Corp., Senior Notes	6.950%	8/15/37	8,460,000		9,210,267
Comcast Corp., Senior Notes	6.400%	3/1/40	4,950,000		5,069,834
COX Communications Inc., Senior Notes	5.450%	12/15/14	4,750,000		5,242,494
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	500,000		518,750
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	1,105,000		1,265,225
DISH DBS Corp., Senior Notes	7.000%	10/1/13	6,340,000		6,847,200
DISH DBS Corp., Senior Notes	6.625%	10/1/14	255,000		269,981
DISH DBS Corp., Senior Notes	7.750%	5/31/15	1,610,000		1,762,950
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	2,065,000		2,204,387
Gannett Co. Inc.	6.375%	4/1/12	4,560,000		4,731,000
News America Inc.	6.750%	1/9/38	200,000		209,677
News America Inc., Senior Notes	6.200%	12/15/34	260,000		261,488
News America Inc., Senior Notes	6.650%	11/15/37	1,330,000		1,394,897
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	12,205,000		15,466,567
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	15,640,000		19,498,920
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	12,830,000		15,629,878
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	2,150,000		2,008,975
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	4,955,000		5,180,809
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	11,400,000		10,711,999
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	20,000		24,465
United Business Media Ltd., Notes	5.750%	11/3/20	5,920,000		5,758,502	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	4,800,000	$4,704,000	(c)

Total Media				160,187,883

Multiline Retail - 0.1%
Target Corp.	4.000%	6/15/13	5,340,000	5,676,730

Specialty Retail - 0.3%
Autozone Inc.	6.950%	6/15/16	10,890,000	12,447,259
Home Depot Inc.	5.250%	12/16/13	5,510,000	6,013,234
Home Depot Inc.	5.400%	3/1/16	8,230,000	9,100,816

Total Specialty Retail				27,561,309

TOTAL CONSUMER DISCRETIONARY				228,090,602

CONSUMER STAPLES - 1.7%
Beverages - 0.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	12,290,000	13,190,881
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	4,620,000	4,831,638
Diageo Finance BV	3.250%	1/15/15	11,360,000	11,658,461
PepsiCo Inc., Senior Notes	7.900%	11/1/18	45,000	57,117

Total Beverages				29,738,097

Food & Staples Retailing - 0.6%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	12,451,000	14,282,293
CVS Corp.	9.350%	1/10/23	3,020,000	3,128,267	(c)
CVS Corp., Pass-Through Trust, Secured Bonds	5.789%	1/10/26	103,266	105,197	(c)(e)
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	3,047,511	3,312,127
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	477,856	465,480	(c)(e)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	5,285,621	5,349,524
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	15,542,881	16,004,660
Delhaize Group, Senior Notes	6.500%	6/15/17	120,000	134,972
Kroger Co., Senior Notes	6.400%	8/15/17	1,270,000	1,461,215
Safeway Inc., Senior Notes	6.350%	8/15/17	310,000	346,540
Safeway Inc., Senior Notes	3.950%	8/15/20	4,120,000	3,896,931
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	180,000	204,987
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	2,260,000	2,481,216

Total Food & Staples Retailing				51,173,409

Food Products - 0.4%
Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-2	8.620%	1/2/25	7,604,620	8,787,899	(e)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	21,190,000	22,371,258

Total Food Products				31,159,157

Household Products - 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	6,835,000	7,228,013	(c)

Tobacco - 0.3%
Altria Group Inc., Senior Notes	9.250%	8/6/19	11,630,000	15,177,988
Reynolds American Inc., Senior Notes	7.250%	6/1/12	1,720,000	1,835,090
Reynolds American Inc., Senior Notes	6.750%	6/15/17	8,430,000	9,640,143
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	100,000	118,846

Total Tobacco				26,772,067

TOTAL CONSUMER STAPLES				146,070,743

ENERGY - 4.6%
Energy Equipment & Services - 0.2%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	230,000	287,110
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	5,355,000	5,649,525
Transocean Inc., Senior Notes	5.250%	3/15/13	360,000	382,164
Transocean Ltd.	6.000%	3/15/18	6,015,000	6,494,251

Total Energy Equipment & Services				12,813,050

Oil, Gas & Consumable Fuels - 4.4%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	11,507,000	12,703,659
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	5,660,000	6,229,934
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	15,000	18,373

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Apache Corp., Senior Notes	6.000%	1/15/37	240,000	$253,668
Apache Corp., Senior Notes	5.100%	9/1/40	15,000,000	13,944,240
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	19,410,000	20,991,197
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	6,440,000	6,687,096
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	270,000	293,625
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	5,855,000	6,542,963
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	5,220,000	5,559,300
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	255,000	262,013
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	8,594,000	9,034,443
Conoco Funding Co.	7.250%	10/15/31	810,000	991,080
ConocoPhillips	5.900%	10/15/32	10,000	10,698
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	638,000	761,744
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	5,910,000	6,552,713
Devon Energy Corp.	6.300%	1/15/19	14,500,000	16,993,536
Devon Energy Corp., Debentures	7.950%	4/15/32	970,000	1,258,208
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	3,267,000	3,624,282
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	19,000,000	21,264,819
Energy Transfer Partners LP	6.125%	2/15/17	5,305,000	5,922,672
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	13,630,000	17,790,435
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	14,300,000	16,122,578
Gazprom, Loan Participation Notes	6.212%	11/22/16	1,996,000	2,179,632	(c)
Hess Corp., Notes	8.125%	2/15/19	20,590,000	25,847,677
Hess Corp., Notes	7.875%	10/1/29	5,290,000	6,531,796
Hess Corp., Notes	7.300%	8/15/31	565,000	662,441
Kerr-McGee Corp., Notes	6.950%	7/1/24	2,780,000	3,075,008
Kerr-McGee Corp., Notes	7.875%	9/15/31	8,240,000	9,399,162
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	4,930,000	5,208,032
Kinder Morgan Energy Partners LP, Senior Notes	5.850%	9/15/12	20,000	21,273
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	1,879,000	2,031,488
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	5,190,000	5,775,707
Noble Energy Inc., Senior Notes	8.250%	3/1/19	14,600,000	18,368,362
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	6,170,000	6,617,325
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	21,623,000	21,690,312
Pemex Project Funding Master Trust, Senior Notes	0.910%	12/3/12	104,000	103,844	(c)(f)
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	6,250,000	6,925,881
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	5,457,000	5,629,627
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	18,560,000	18,616,014
QEP Resources Inc., Senior Notes	6.875%	3/1/21	6,550,000	6,877,500
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	6,330,000	6,741,450
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	5,170,000	5,738,700	(c)
Seariver Maritime Financial Holdings	0.000%	9/1/12	70,000	67,753
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,910,000	1,971,680
Shell International Finance BV, Senior Notes	6.375%	12/15/38	11,845,000	13,385,952
Williams Cos. Inc., Debentures	7.500%	1/15/31	733,000	857,535
Williams Cos. Inc., Notes	7.875%	9/1/21	12,737,000	15,850,623
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	392,000	465,548
Williams Partners LP, Senior Notes	5.250%	3/15/20	3,340,000	3,484,194

Total Oil, Gas & Consumable Fuels				367,937,792

TOTAL ENERGY				380,750,842

FINANCIALS - 12.3%
Capital Markets - 2.1%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	925,000	1,039,128
Credit Suisse Guernsey Ltd., Junior Subordinated Notes	5.860%	5/15/17	150,000	145,500	(f)(g)
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	1,810,000	1,561,125	(f)(g)
Goldman Sachs Group Inc.	5.625%	1/15/17	1,420,000	1,496,410
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	4,385,000	4,583,605
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	584,000	606,759
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	2,429,000	2,504,931
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	3,892,000	4,136,577

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	1,184,000	$1,254,664
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	3,599,000	3,864,761
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	44,380,000	45,060,567
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	20,120,000	20,036,663
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	5,550,000	1,554,000	(a)(c)(d)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	80,340,000	22,495,200	(a)(c)(d)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	5,530,000	553	(a)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	5,280,000	528	(a)
Merrill Lynch and Co. Inc.	6.050%	5/16/16	390,000	412,187
Morgan Stanley, Medium-Term Notes	0.753%	10/18/16	7,380,000	6,901,990	(f)
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	16,755,000	17,623,680
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	8,460,000	8,815,455
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	14,885,000	15,338,397
UBS AG, Senior Notes	2.250%	1/28/14	7,760,000	7,774,573
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	6,040,000	6,190,487
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	4,870,000	4,910,372

Total Capital Markets				178,308,112

Commercial Banks - 3.8%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	2,240,000	1,724,800	(f)(g)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	9,340,000	9,680,069	(c)
Bank One Corp., Subordinated Notes	5.900%	11/15/11	2,000,000	2,064,152
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	459,000	470,475	(c)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	815,000	880,842
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	11,715,000	12,205,542	(c)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	10,260,000	10,651,347	(c)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	4,390,000	4,533,294	(c)
Credit Agricole SA, Senior Notes	2.625%	1/21/14	7,870,000	7,872,786	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	22,940,000	24,545,800	(c)(f)(g)
Glitnir Banki HF, Notes	6.330%	7/28/11	10,670,000	3,254,350	(a)(c)(d)
Glitnir Banki HF, Notes	6.375%	9/25/12	18,040,000	5,502,200	(a)(c)(d)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	60,000	54,825	(c)(f)(g)
HBOS Treasury Services PLC	5.250%	2/21/17	4,570,000	4,694,272	(c)
HSBC Capital Funding LP, Subordinated Notes	4.610%	6/27/13	2,090,000	2,023,333	(c)(f)(g)
Hypothekenbank in Essen AG	5.000%	1/20/12	1,380,000	1,431,478	(c)
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	4,969,000	4,944,155	(c)(f)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	7,003,000	6,967,985	(c)(f)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	7,280,000	7,035,727	(c)
Korea Development Bank	5.500%	11/13/12	60,000	63,296
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	28,520,000	2,281,600	(a)(c)(d)
Lloyds TSB Bank PLC, Medium-Term Notes, Senior Bonds	4.375%	1/12/15	6,174,000	6,288,361	(c)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	1,720,000	1,721,696	(c)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	13,510,000	14,078,717
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	6,300,000	6,473,250
Nordea Bank AB, Senior Notes	3.700%	11/13/14	9,790,000	10,137,310	(c)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	240,000	245,525	(c)
Nordea Bank AB, Senior Notes	4.875%	1/14/21	8,690,000	8,825,199	(c)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	13,172,000	17,156,530	(c)(f)(g)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	12,200,000	12,160,057	(c)(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	6,100,000	4,849,500	(f)(g)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	18,780,000	19,333,916
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	9,030,000	9,385,547
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	16,700,000	16,712,642
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	15,000,000	14,505,750	(c)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	2,200,000	2,126,467	(c)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	13,440,000	13,380,219	(c)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	4,290,000	4,244,582	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/23/11	9,160,000	$8,404,300	(f)(g)
Wachovia Corp., Senior Notes	5.750%	2/1/18	13,275,000	14,624,351
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	720,000	770,019
Wells Fargo & Co., Notes	5.300%	8/26/11	75,000	76,421
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	7,930,000	7,976,866
Wells Fargo & Co., Subordinated Notes	5.000%	11/15/14	130,000	138,942
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	6,995,000	6,887,634

Total Commercial Banks				313,386,129

Consumer Finance - 0.8%
American Express Co., Subordinated Debentures	6.800%	9/1/66	10,485,000	10,694,700	(f)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	21,660,000	23,364,599
Caterpillar Financial Services Corp., Senior Notes	6.200%	9/30/13	290,000	323,350
HSBC Finance Corp.	7.000%	5/15/12	160,000	170,172
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	15,520,000	16,109,527	(c)
HSBC Finance Corp., Subordinated Notes	6.375%	11/27/12	520,000	559,602
SLM Corp.	5.000%	4/15/15	740,000	745,054
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	4,690,000	4,734,217
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	3,510,000	3,000,868
Springleaf Finance Corp., Senior Notes	6.900%	12/15/17	4,190,000	3,828,613

Total Consumer Finance				63,530,702

Diversified Financial Services - 4.9%
Air 2 US, Notes	8.027%	10/1/19	8,656,870	8,743,439	(c)
Bank of America Corp.	5.750%	12/1/17	480,000	505,733
Bank of America Corp., Senior Notes	4.500%	4/1/15	25,520,000	26,500,198
Bank of America Corp., Senior Notes	5.625%	7/1/20	9,840,000	10,102,492
Bank of America Corp., Senior Notes	5.875%	1/5/21	10,000,000	10,441,780
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	2,030,000	2,072,395
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	5,760,000	6,081,368
Citigroup Inc., Notes	6.500%	8/19/13	150,000	164,003
Citigroup Inc., Senior Notes	6.000%	12/13/13	20,500,000	22,290,183
Citigroup Inc., Senior Notes	6.375%	8/12/14	5,040,000	5,571,408
Citigroup Inc., Senior Notes	5.500%	10/15/14	1,101,000	1,187,539
Citigroup Inc., Senior Notes	6.010%	1/15/15	9,320,000	10,185,036
Citigroup Inc., Senior Notes	5.875%	5/29/37	6,040,000	5,893,753
Citigroup Inc., Senior Notes	6.875%	3/5/38	24,800,000	27,253,811
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	270,000	281,935
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	180,000	171,647
European Investment Bank, Senior Bonds	4.625%	3/21/12	50,000	52,010
General Electric Capital Corp., Medium-Term Notes	5.450%	1/15/13	1,175,000	1,256,493
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	53,010,000	54,262,308
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	530,000	572,993
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	1,900,000	1,871,162
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	48,530,000	54,159,140
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	47,395,000	48,698,362	(f)
ILFC E-Capital Trust I	5.970%	12/21/65	14,410,000	11,992,146	(c)(f)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	2,760,000	2,318,400	(c)(f)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	5,440,000	5,807,200	(c)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	27,110,000	29,007,700	(c)
JPMorgan Chase & Co.	4.400%	7/22/20	10,770,000	10,407,622
JPMorgan Chase & Co., Senior Notes	6.300%	4/23/19	9,630,000	10,659,322
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	13,010,000	12,433,813
JPMorgan Chase & Co., Subordinated Notes	5.750%	1/2/13	4,430,000	4,735,989
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	490,000	524,891
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	60,000	65,292
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	7,400,000	7,410,937	(f)(g)
Patrons’ Legacy	5.775%	12/23/63	8,900,000	8,374,010	(c)(e)
PHH Corp.	7.125%	3/1/13	5,940,000	6,155,325
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	3,575,000	3,825,250	(c)

Total Diversified Financial Services				412,037,085

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Insurance - 0.5%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	360,000	$329,400
American International Group Inc., Senior Notes	3.750%	11/30/13	6,500,000	6,603,935	(c)
American International Group Inc., Senior Notes	6.400%	12/15/20	7,760,000	8,282,201
ASIF Global Financing XIX	4.900%	1/17/13	2,180,000	2,278,100	(c)
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	6,560,000	6,752,615
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	8,900,000	9,567,500	(c)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	2,905,000	2,797,806
MetLife Inc., Senior Notes	4.750%	2/8/21	6,300,000	6,314,364

Total Insurance				42,925,921

Real Estate Investment Trusts (REITs) - 0.1%
Health Care Property Investors Inc.	6.450%	6/25/12	6,240,000	6,592,491

Thrifts & Mortgage Finance - 0.1%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	350,000	368,151
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	6,441,000	6,876,334

Total Thrifts & Mortgage Finance				7,244,485

TOTAL FINANCIALS				1,024,024,925

HEALTH CARE - 1.9%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	6,810,000	6,976,566

Health Care Providers & Services - 1.0%
AmerisourceBergen Corp.	5.625%	9/15/12	6,445,000	6,817,495
AmerisourceBergen Corp.	5.875%	9/15/15	5,350,000	5,964,217
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	5,820,000	6,140,100
HCA Inc., Debentures	7.500%	11/15/95	15,410,000	12,636,200
HCA Inc., Notes	7.690%	6/15/25	723,000	688,658
HCA Inc., Notes	7.500%	11/6/33	1,105,000	1,013,838
HCA Inc., Senior Notes	6.250%	2/15/13	1,243,000	1,289,613
HCA Inc., Senior Notes	5.750%	3/15/14	311,000	316,831
Tenet Healthcare Corp., Senior Notes	9.250%	2/1/15	11,570,000	12,741,462
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	2,470,000	2,815,800
UnitedHealth Group Inc.	4.875%	4/1/13	18,130,000	19,279,786
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	180,000	191,155
WellPoint Inc., Notes	5.875%	6/15/17	3,040,000	3,409,874
WellPoint Inc., Notes	7.000%	2/15/19	5,500,000	6,519,133

Total Health Care Providers & Services				79,824,162

Pharmaceuticals - 0.8%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	16,150,000	17,450,705
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	2,190,000	2,247,487	(c)
Merck and Co. Inc.	6.000%	9/15/17	340,000	392,233
Pfizer Inc., Senior Notes	6.200%	3/15/19	17,695,000	20,390,886
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	9,990,000	11,323,375	(c)
Wyeth, Notes	5.950%	4/1/37	15,055,000	16,094,593

Total Pharmaceuticals				67,899,279

TOTAL HEALTH CARE				154,700,007

INDUSTRIALS - 1.4%
Aerospace & Defense - 0.3%
Boeing Co., Senior Notes	6.000%	3/15/19	8,200,000	9,434,904
Boeing Co., Senior Notes	4.875%	2/15/20	3,100,000	3,312,493
Raytheon Co., Senior Notes	3.125%	10/15/20	4,410,000	4,040,852
Systems 2001 Asset Trust	6.664%	9/15/13	6,157,331	6,572,951	(c)

Total Aerospace & Defense				23,361,200

Airlines - 0.6%
Continental Airlines Inc.	6.503%	12/15/12	1,065,000	1,075,650
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	7,029,755	7,451,541
Continental Airlines Inc., Pass-Through Certificates	6.900%	7/2/19	47,841	50,831
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	9,077,086	9,304,013
Continental Airlines Inc., Pass-Through Certificates	6.703%	12/15/22	183,249	191,496
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,070,000	1,131,525	(c)
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	350,000	356,125

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Delta Air Lines Inc., Pass-Through Certificates	7.111%	3/18/13	950,000	$978,500
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	14,015,908	14,471,425
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	8,492,058	8,948,506	(e)
Northwest Airlines Inc.	0.766%	2/6/15	971,426	883,998	(e)(f)
Southwest Airlines Co., Notes	5.125%	3/1/17	5,320,000	5,518,563
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	2,473,242	2,819,496

Total Airlines				53,181,669

Building Products - 0.2%
Masco Corp.	7.125%	8/15/13	5,830,000	6,255,543
Masco Corp.	6.125%	10/3/16	8,270,000	8,482,275

Total Building Products				14,737,818

Commercial Services & Supplies - 0.1%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	2,660,000	2,899,400
Waste Management Inc.	5.000%	3/15/14	6,938,000	7,485,047
Waste Management Inc.	7.125%	12/15/17	500,000	580,232
Waste Management Inc., Senior Notes	6.375%	11/15/12	2,110,000	2,287,238

Total Commercial Services & Supplies				13,251,917

Industrial Conglomerates - 0.1%
General Electric Co., Notes	5.000%	2/1/13	5,195,000	5,534,789
Tyco International Group SA, Notes	6.000%	11/15/13	4,198,000	4,647,371

Total Industrial Conglomerates				10,182,160

Road & Rail - 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	4,092,000	4,971,780

TOTAL INDUSTRIALS				119,686,544

INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
Motorola Inc.	8.000%	11/1/11	10,850,000	11,272,206

IT Services - 0.0%
Electronic Data Systems Corp.	6.000%	8/1/13	775,000	853,622
International Business Machines Corp	4.750%	11/29/12	40,000	42,509
International Business Machines Corp., Senior Notes	5.600%	11/30/39	1,500,000	1,568,094

Total IT Services				2,464,225

Semiconductors & Semiconductor Equipment - 0.0%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	1,320,000	1,452,520

TOTAL INFORMATION TECHNOLOGY				15,188,951

MATERIALS - 1.6%
Chemicals - 0.0%
CF Industries Inc., Senior Notes	7.125%	5/1/20	1,312,000	1,489,120
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	320,000	331,805

Total Chemicals				1,820,925

Containers & Packaging - 0.4%
Ball Corp., Senior Notes	6.750%	9/15/20	8,384,000	8,761,280
Ball Corp., Senior Notes	5.750%	5/15/21	9,920,000	9,721,600
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	2,480,000	2,542,000	(c)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	6,420,000	6,468,150	(c)

Total Containers & Packaging				27,493,030

Metals & Mining - 1.2%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	7,165,000	8,568,960
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	23,410,000	27,641,264
Corporacion Nacional del Cobre, Senior Notes	4.750%	10/15/14	2,590,000	2,764,351	(c)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	14,195,000	15,649,987
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	6,528,000	7,516,261
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	1,480,000	1,424,611
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	14,380,000	13,405,022
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	5,890,000	6,029,888

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	1,980,000	$2,108,700
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	297,000	360,842
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	367,000	441,318
Vale Overseas Ltd., Notes	6.875%	11/21/36	14,306,000	15,233,901

Total Metals & Mining				101,145,105

Paper & Forest Products - 0.0%
Georgia-Pacific Corp., Notes	8.125%	5/15/11	9,000	9,056

TOTAL MATERIALS				130,468,116

TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 1.9%
AT&T Inc.	6.300%	1/15/38	1,360,000	1,370,745
AT&T Inc., Global Notes	5.600%	5/15/18	15,700,000	17,236,622
AT&T Inc., Senior Notes	6.400%	5/15/38	3,257,000	3,325,309
BellSouth Corp.	5.200%	9/15/14	8,250,000	9,020,336
BellSouth Corp., Notes	4.750%	11/15/12	640,000	677,142
British Telecommunications PLC, Bonds	9.875%	12/15/30	11,210,000	15,505,941
CenturyTel Inc.	6.000%	4/1/17	8,270,000	8,833,940
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	20,180,000	22,593,346
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	1,367,000	1,442,185
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	2,460,000	2,644,500	(c)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	5,150,000	5,150,000	(c)
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	2,754,000	2,798,753
Qwest Corp., Debentures	6.875%	9/15/33	5,600,000	5,607,000
Qwest Corp., Senior Notes	7.500%	10/1/14	2,680,000	3,061,900
SBC Communications Inc., Notes	5.100%	9/15/14	8,640,000	9,448,315
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	5,320,000	5,293,177
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	12,660,000	12,605,803
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	22,620,000	22,532,415
Verizon Global Funding Corp., Notes	7.375%	9/1/12	155,000	168,629
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	3,942,000	4,173,159

Total Diversified Telecommunication Services				153,489,217

Wireless Telecommunication Services - 0.6%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	6,290,000	6,927,831
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	4,980,000	5,134,853
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	18,795,000	24,148,079
Rogers Cable Inc., Senior Secured Second Priority Notes	6.750%	3/15/15	130,000	149,147
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	1,850,000	2,075,032
Sprint Capital Corp., Global Notes	6.900%	5/1/19	720,000	743,400
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	8,236,000	8,688,980
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,440,000	3,659,300

Total Wireless Telecommunication Services				51,526,622

TOTAL TELECOMMUNICATION SERVICES				205,015,839

UTILITIES - 1.8%
Electric Utilities - 0.5%
Carolina Power & Light Co., Secured Notes	6.300%	4/1/38	3,500,000	3,940,510
Detroit Edison Co.	5.200%	10/15/12	10,000	10,564
Duke Energy Corp., Senior Notes	5.625%	11/30/12	1,010,000	1,081,955
FirstEnergy Corp., Notes	6.450%	11/15/11	142,000	146,253
FirstEnergy Corp., Notes	7.375%	11/15/31	22,835,000	24,734,986
Hydro-Quebec, Global Debentures	6.300%	5/11/11	1,720,000	1,730,547
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	40,000	51,093
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	11,790,000	11,919,089

Total Electric Utilities				43,614,997

Gas Utilities - 0.2%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	50,000	55,630	(c)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	9,410,000	11,482,581

Total Gas Utilities				11,538,211

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Independent Power Producers & Energy Traders - 0.9%
AES Corp., Senior Notes	7.750%	3/1/14	15,000	$16,200
AES Corp., Senior Notes	7.750%	10/15/15	4,905,000	5,297,400
AES Corp., Senior Notes	8.000%	6/1/20	3,299,000	3,562,920
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	7,205,000	7,853,450	(c)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	7,650,000	7,917,750	(c)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	45,406,000	48,115,603
NRG Energy Inc., Senior Notes	7.375%	2/1/16	2,546,000	2,635,110
NRG Energy Inc., Senior Notes	7.375%	1/15/17	595,000	620,288

Total Independent Power Producers & Energy Traders				76,018,721

Multi-Utilities - 0.2%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	5,495,000	5,840,729
Dominion Resources Inc., Senior Notes	5.600%	11/15/16	11,983,000	13,266,667
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	90,000	114,881

Total Multi-Utilities				19,222,277

TOTAL UTILITIES				150,394,206

TOTAL CORPORATE BONDS & NOTES (Cost - $2,542,819,151)				2,554,390,775

ASSET-BACKED SECURITIES - 4.4%
ACE Securities Corp., 2006-GP1 A	0.380%	2/25/31	257,223	206,367	(f)
ACE Securities Corp., 2006-SL3 A1	0.350%	6/25/36	852,982	128,482	(f)
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	3,630,000	3,872,938	(c)
AESOP Funding II LLC, 2010-5A A	3.150%	3/20/17	7,310,000	7,285,428	(c)
AFC Home Equity Loan Trust, 2002-2 2A	0.550%	6/25/30	341,740	195,696	(f)
Ameriquest Mortgage Securities Inc., 2003-1 M1	1.600%	2/25/33	1,370,288	1,099,852	(f)
Asset-Backed Securities Corp., Home Equity Loan Trust, 2001-HE3 A1	0.795%	11/15/31	190,009	167,803	(f)
Bear Stearns Asset Backed Securities Trust, 2005- CL1 A1	0.750%	9/25/34	6,467,816	5,119,670	(f)
Bear Stearns Asset-Backed Securities Trust, 2006- 1 A	0.530%	2/25/36	977,244	940,536	(f)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.470%	12/25/36	2,563,472	2,301,709	(c)(f)
Brazos Higher Education Authority Inc., 2011-1 A3	1.359%	11/25/33	11,050,000	10,101,756	(f)
CDC Mortgage Capital Trust, 2002-HE1 A	0.870%	1/25/33	323,802	245,722	(f)
Chase Issuance Trust, 2007-A17 A	5.120%	10/15/14	100,000	106,480
Chase Issuance Trust, 2009-A2 A2	1.805%	4/15/14	160,000	162,322	(f)
Citigroup Mortgage Loan Trust Inc., 2004-RES1 M1	1.225%	11/25/34	7,463,421	6,238,935	(f)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	767,360	749,195
Countrywide Asset-Backed Certificates, 2002-BC1	0.910%	4/25/32	108,837	66,206	(f)
Countrywide Asset-Backed Certificates, 2003-1	0.930%	6/25/33	246,368	175,009	(f)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.870%	9/25/33	637,078	548,602	(f)
Countrywide Asset-Backed Certificates, 2004-15	4.614%	12/25/32	3,695,173	3,656,492	(f)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.590%	12/25/36	186,228	83,883	(c)(f)
Countrywide Home Equity Loan Trust, 2002-F A	0.605%	11/15/28	173,732	159,025	(f)
Countrywide Home Equity Loan Trust, 2004-I A	0.545%	2/15/34	290,730	181,368	(f)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.395%	7/15/36	257,613	168,507	(f)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.405%	11/15/36	1,734,075	1,317,706	(f)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 AF2	5.650%	10/25/36	228,086	229,744	(c)
EFS Volunteer LLC, 2010-1 A2	1.160%	10/25/35	9,850,000	9,175,855	(c)(f)
EMC Mortgage Loan Trust, 2002-B A1	0.900%	2/25/41	362,234	307,673	(c)(f)
Fairbanks Capital Mortgage Loan Trust, 1999-1 A	1.450%	5/25/28	565,972	515,035	(c)(f)
First Franklin Mortgage Loan Asset-Backed Certificates, 2004-FF3 M1	1.075%	5/25/34	12,951,587	11,387,787	(f)
GMAC Mortgage Corp. Loan Trust, 2004-HE3 A2VN	0.490%	10/25/34	36,774,000	27,484,888	(e)(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	60,554	$32,242
Green Tree Financial Corp., 1993-2	8.000%	7/15/18	199,237	200,862
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/27	1,235,907	123,688	(f)
Green Tree Home Improvement Loan Trust, 1996- A	7.400%	2/15/26	105,879	69,799
Greenpoint Manufactured Housing, 1999-2 A2	3.252%	3/18/29	8,175,000	6,703,500	(e)(f)
Greenpoint Manufactured Housing, 1999-3 2A2	3.754%	6/19/29	4,150,000	3,403,000	(e)(f)
Greenpoint Manufactured Housing, 1999-4 A2	3.754%	2/20/30	4,175,000	3,423,500	(e)(f)
Greenpoint Manufactured Housing, 2000-6 A3	2.262%	11/22/31	6,500,000	5,513,828	(e)(f)
Greenpoint Manufactured Housing, 2000-7 A2	3.754%	11/17/31	14,175,000	12,024,387	(e)(f)
Greenpoint Manufactured Housing, 2001-2 IA2	2.266%	2/20/32	6,700,000	5,628,000	(e)(f)
Greenpoint Manufactured Housing, 2001-2 IIA2	2.255%	3/13/32	9,200,000	7,728,000	(e)(f)
Greenpoint Mortgage Funding Trust, 2005-HE1	0.650%	9/25/34	2,178,287	1,926,660	(f)
GSAA Home Equity Trust, 2005-6 A3	0.620%	6/25/35	5,000,000	3,323,535	(f)
GSAA Home Equity Trust, 2007-6 A4	0.550%	5/25/47	24,440,000	16,410,165	(f)
GSAMP Trust, 2006-S4 A1	0.340%	5/25/36	140,567	16,006	(f)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	11,800,000	12,884,284	(c)
Honda Auto Receivables Owner Trust, 2009-2 A3	2.790%	1/15/13	51,408	51,875
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.510%	3/25/31	65,700	46,240	(f)
Indymac Seconds Asset Backed Trust, 2006-A A	0.380%	6/25/36	501,686	55,416	(f)
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.504%	5/1/34	7,155,000	6,935,771	(f)
Keycorp Student Loan Trust, 2003-A 1A2	0.563%	10/25/32	3,721,049	3,505,603	(f)
Lehman XS Trust, 2005-5N 1A1	0.550%	11/25/35	12,808,720	9,698,699	(f)
Lehman XS Trust, 2005-5N 3A1A	0.550%	11/25/35	3,632,714	2,808,742	(f)
Lehman XS Trust, 2006-4N A2A	0.470%	4/25/46	5,002,038	2,686,325	(f)
Long Beach Mortgage Loan Trust, 2006-8 2A4	0.490%	9/25/36	6,931,813	2,539,879	(f)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.410%	10/25/36	5,794,422	2,218,099	(f)
Merrill Lynch Mortgage Investors Inc., 2005-SD1 A2	5.666%	5/25/46	477,117	475,098	(f)
Merrill Lynch Mortgage Investors Trust, 2007-SD1 A1	0.700%	2/25/47	19,111,595	9,818,563	(f)
Morgan Stanley ABS Capital I, 2003-HE3 M1	1.270%	10/25/33	1,313,386	1,088,114	(f)
Morgan Stanley Mortgage Loan Trust, 2006-4SL A1	0.400%	3/25/36	247,439	61,467	(f)
MSCC HELOC Trust, 2005-1 A	0.440%	7/25/17	1,295,332	1,154,702	(f)
Nelnet Student Loan Trust, 2008-4 A4	1.783%	4/25/24	430,000	441,350	(f)
Nissan Auto Receivables Owner Trust, 2009-A A3	3.200%	2/15/13	33,276	33,641
Northstar Education Finance Inc., 2007-1 A6	1.761%	1/29/46	16,150,000	13,423,880	(e)(f)
Option One Mortgage Loan Trust, 2003-1 A2	1.090%	2/25/33	10,166	8,164	(f)
Option One Mortgage Loan Trust, Series 2002-6, Class A2	1.050%	11/25/32	1,328,099	1,090,465	(f)
Origen Manufactured Housing, 2006-A A2	0.225%	10/15/37	32,000,000	21,120,000	(e)(f)
Origen Manufactured Housing Contract Trust, 2005-B	5.990%	1/15/37	1,500,000	1,501,983
Origen Manufactured Housing Contract Trust, 2005-B	6.480%	1/15/37	2,100,000	2,120,473
Ownit Mortgage Loan Asset-Backed Certificates, 2004-1 M2	2.050%	7/25/35	3,020,698	2,471,049	(f)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	4,475,000	2,024,937	(c)
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.790%	8/25/31	187,133	99,744	(f)
RAAC, 2007-RP2 M1	0.900%	2/25/46	600,000	22,327	(c)(f)
RAAC Series, 2006-RP2 A	0.500%	2/25/37	260,997	193,185	(c)(f)
RAAC Series, 2006-RP3 A	0.520%	5/25/36	28,362	18,168	(c)(f)
RAAC Series, 2006-RP4 A	0.540%	1/25/46	18,639,228	14,177,202	(c)(f)
RAAC Series, 2007-SP3 A1	1.450%	9/25/47	559,327	443,523	(f)
Renaissance Home Equity Loan Trust, 2003-4 A3	0.870%	3/25/34	13,248,021	12,264,515	(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Renaissance Home Equity Loan Trust, 2005-1	0.580%	5/25/35	1,989,850	$1,653,891	(f)
Residential Asset Mortgage Products Inc., 2003- RS4 AIIB	0.910%	5/25/33	586,650	334,259	(f)
Residential Asset Mortgage Products Inc., 2003- RS7 MII1	1.375%	8/25/33	3,950,602	3,017,774	(f)
Residential Funding Mortgage Securities II, 2003- HS3	0.540%	8/25/33	105,070	82,580	(f)
Residential Funding Securities Corp., 2002-RP2 A1	1.000%	10/25/32	4,366,593	2,541,576	(c)(e)(f)
SACO I Trust, 2006-3 A3	0.710%	4/25/36	1,868,371	681,956	(f)
SACO I Trust, 2006-5 1A	0.550%	4/25/36	164,969	57,782	(f)
SACO I Trust, 2006-6 A	0.510%	6/25/36	241,713	78,019	(f)
Saxon Asset Securities Trust, 2002-3 M1	1.375%	12/25/32	3,409,640	2,799,867	(f)
Saxon Asset Securities Trust, 2003-3 M1	0.900%	12/25/33	10,817,283	9,145,115	(f)
SLM Student Loan Trust, 2003-11 A6	0.600%	12/15/25	9,900,000	9,405,000	(c)(f)
SLM Student Loan Trust, 2006-5 A5	0.413%	1/25/27	14,430,000	13,645,376	(f)
Southern Pacific Secured Assets Corp., 1998-2 A1	0.590%	7/25/29	13,569	8,187	(f)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	6,932,644	6,771,176
Structured Asset Securities Corp., 2005-SC1 1A2	8.493%	5/25/31	538,764	429,237	(c)(f)
Structured Asset Securities Corp., 2006-ARS1 A1	0.360%	2/25/36	674,858	14,611	(c)(f)
Terwin Mortgage Trust, 2006-10SLC A1	2.221%	10/25/37	23,396,424	8,500,295	(c)(f)
Truman Capital Mortgage Loan Trust, 2006-1 A	0.510%	3/25/36	16,293,658	12,296,872	(c)(f)
UCFC Home Equity Loan, 1998-C	5.935%	1/15/30	2,271	2,154
Vanderbilt Mortgage Finance, 1997-B 1B2	8.155%	10/7/26	154,986	138,314
Vanderbilt Mortgage Finance, 1997-C 1B2	7.830%	8/7/27	319,992	301,228	(f)
Vanderbilt Mortgage Finance, 1999-D IIB4	3.510%	1/7/30	4,100,000	3,106,668	(f)

TOTAL ASSET-BACKED SECURITIES (Cost - $405,427,181)				363,403,263

COLLATERALIZED MORTGAGE OBLIGATIONS - 15.5%
American Home Mortgage Assets, 2006-3 3A12	0.440%	10/25/46	13,868,906	8,123,074	(f)
American Home Mortgage Investment Trust, 2005- 4 1A1	0.540%	11/25/45	11,345,518	7,590,004	(f)
Banc of America Commercial Mortgage Inc., 2005- 5 A4	5.115%	10/10/45	2,190,000	2,350,298	(f)
Banc of America Commercial Mortgage Inc., 2007- 5 A3	5.620%	2/10/51	2,430,000	2,563,996
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	141,998	149,524
Banc of America Funding Corp., 2005-F 2A1	3.020%	9/20/35	15,328,118	9,156,282	(f)
Bayview Commercial Asset Trust, 2006-2A A1	0.480%	7/25/36	1,361,772	1,152,282	(c)(f)
Bayview Commercial Asset Trust, 2006-SP1 A1	0.520%	4/25/36	925,793	881,961	(c)(f)
Bear Stearns ARM Trust, 2005-12 11A1	3.134%	2/25/36	483,895	338,509	(f)
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A3	5.736%	6/11/50	6,250,000	6,614,561
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.450%	10/25/36	1,256,153	826,195	(c)(f)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	3.068%	12/25/35	275,993	183,469	(f)
Citigroup Mortgage Loan Trust Inc., 2005-5	2.223%	8/25/35	186,161	116,880	(f)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.650%	5/25/35	4,569,116	4,341,012	(c)(f)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A3	0.490%	11/25/36	37,346,000	23,622,241	(f)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A4	0.490%	11/25/36	13,612,109	7,786,358	(f)
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	15,836,620	16,355,491
Countrywide Alternative Loan Trust, 2004-33 2A1	3.176%	12/25/34	33,864	27,819	(f)
Countrywide Alternative Loan Trust, 2005-38 A3	0.600%	9/25/35	13,713,955	8,713,779	(f)
Countrywide Alternative Loan Trust, 2005-44 1A1	0.580%	10/25/35	17,391,869	10,913,311	(f)
Countrywide Alternative Loan Trust, 2005-44 2A1	0.560%	10/25/35	8,689,893	5,496,470	(f)
Countrywide Alternative Loan Trust, 2005-56 3A1	0.540%	11/25/35	10,670,989	6,004,395	(f)
Countrywide Alternative Loan Trust, 2005-72 A1	0.520%	1/25/36	3,596,848	2,362,295	(f)
Countrywide Alternative Loan Trust, 2006-0A1 2A1	0.464%	3/20/46	137,515	79,353	(f)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.440%	8/25/46	579,702	340,264	(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Countrywide Alternative Loan Trust, 2006-0A2 A1	0.464%	5/20/46	12,850,716	$7,160,444	(f)
Countrywide Alternative Loan Trust, 2006-OA02 A5	0.484%	5/20/46	6,560,672	3,212,879	(f)
Countrywide Alternative Loan Trust, 2006-OA18 A2	0.490%	12/25/36	250,791	80,395	(f)
Countrywide Alternative Loan Trust, 2006-OA9 2A1B	0.454%	7/20/46	644,728	287,633	(f)
Countrywide Alternative Loan Trust, 2006-OC2 2A3	0.540%	2/25/36	10,000,000	3,183,330	(f)
Countrywide Home Loan Mortgage Pass Through Trust, 2006-HYB1 2A1	2.704%	3/20/36	178,931	126,215	(f)
Countrywide Home Loans, 2005-R3 AF	0.650%	9/25/35	5,443,283	4,871,809	(c)(f)
Countrywide Home Loans, 2006-OA5 1A1	0.450%	4/25/46	4,039,509	2,319,438	(f)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.550%	5/25/35	6,568,178	4,267,004	(f)
Countrywide Home Loans Pass-Through Certificates, 2006-HYB3 2A1A	4.696%	5/20/36	696,376	500,283	(f)
Credit Suisse Mortgage Capital Certificates, 2006- C1 A4	5.441%	2/15/39	11,030,000	11,828,368	(f)
Credit Suisse Mortgage Capital Certificates, 2007- C4 A3	5.803%	9/15/39	8,600,000	8,866,510	(f)
Credit Suisse Mortgage Capital Certificates, 2007- C5 A3	5.694%	9/15/40	2,740,000	2,825,290	(f)
CS First Boston Mortgage Securities Corp., 2005- C5 A4	5.100%	8/15/38	3,875,000	4,152,925	(f)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.232%	3/19/46	1,653,418	931,815	(f)
Federal Home Loan Mortgage Corp. (FHLMC), 3111 HZ	6.000%	2/15/36	9,399,974	9,681,394
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	33,805,051	36,142,870
Federal Home Loan Mortgage Corp. (FHLMC), 3688 PB	4.500%	8/15/32	21,121,000	21,139,276
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	31,700,000	30,672,359
Federal Home Loan Mortgage Corp. (FHLMC), 3754 MB	4.000%	1/15/39	12,600,000	12,211,266
Federal Home Loan Mortgage Corp. (FHLMC), 3768 MB	4.000%	12/15/39	27,950,934	26,902,316
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.244%	4/25/20	62,051,026	4,686,143	(f)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.521%	8/25/20	35,108,415	3,207,115	(f)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.687%	6/25/20	76,045,738	7,670,947	(f)
Federal National Mortgage Association (FNMA), 2010-123 PM	4.000%	7/25/40	19,331,985	18,277,017
Federal National Mortgage Association (FNMA), 2010-75 PU	4.500%	4/25/39	25,865,000	25,941,069
FFCA Secured Lending Corp., 1999-1A IO	0.860%	9/18/25	20,328	137	(c)(d)(f)
FHLMC Multi-Family Structured Pass-Through Certificates, K006 AX1	1.073%	1/25/20	32,162,663	2,140,576	(f)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.620%	2/25/37	544,802	333,265	(f)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	11,000,000	11,460,242
GMAC Mortgage Corp. Loan Trust, 2005-AR6 2A1	3.415%	11/19/35	226,774	194,821	(f)
Government National Mortgage Association (GNMA), 2005-13 SD, IO	6.547%	2/20/35	6,477,789	1,027,186	(f)
Government National Mortgage Association (GNMA), 2005-81 SD, IO, PAC	6.047%	12/20/34	12,141,285	1,341,353	(f)
Government National Mortgage Association (GNMA), 2005-82 NS, IO	6.047%	7/20/34	7,394,046	891,735	(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Government National Mortgage Association (GNMA), 2006-47 SA, IO	6.547%	8/16/36	13,694,885	$2,176,598	(f)
Government National Mortgage Association (GNMA), 2008-60 SH	5.897%	7/16/38	6,582,644	830,674	(f)
Government National Mortgage Association (GNMA), 2009-10 ST	6.197%	3/16/34	7,422,687	814,432	(f)
Government National Mortgage Association (GNMA), 2009-35 SP, IO, PAC	6.147%	5/16/37	17,586,583	2,106,248	(f)
Government National Mortgage Association (GNMA), 2009-61 WQ, IO	5.997%	11/16/35	13,718,288	1,992,735	(f)
Government National Mortgage Association (GNMA), 2009-87 KI	6.047%	9/20/35	8,226,456	981,085	(f)
Government National Mortgage Association (GNMA), 2009-87 SI, IO	6.497%	2/20/35	9,187,258	1,201,937	(f)
Government National Mortgage Association (GNMA), 2009-87 TS, IO	5.847%	7/20/35	17,512,775	2,167,036	(f)
Government National Mortgage Association (GNMA), 2010-116 MH	5.000%	7/20/40	30,000,000	30,936,861
Government National Mortgage Association (GNMA), 2010-118 IO	1.867%	4/16/53	30,406,810	2,592,725	(f)
Government National Mortgage Association (GNMA), 2010-14 SA, IO	7.747%	12/20/32	8,723,776	1,130,807	(f)
Government National Mortgage Association (GNMA), 2010-14 SC, IO	4.539%	8/20/35	15,548,133	2,067,889	(f)
Government National Mortgage Association (GNMA), 2010-14 SH	5.747%	2/16/40	9,181,393	1,240,266	(f)
Government National Mortgage Association (GNMA), 2010-14 SX	6.197%	2/16/40	16,831,458	2,142,338	(f)
Government National Mortgage Association (GNMA), 2010-42 PC	5.000%	7/20/39	7,100,000	7,451,804
Government National Mortgage Association (GNMA), 2010-47 VS, IO	5.997%	11/16/37	13,588,749	1,702,498	(f)
Government National Mortgage Association (GNMA), 2010-47 XN	6.297%	4/16/34	15,145,823	1,388,519	(f)
Government National Mortgage Association (GNMA), 2010-59 PB	4.500%	7/20/39	14,600,000	14,961,289
Government National Mortgage Association (GNMA), 2010-73 TZ	4.500%	2/20/40	12,411,128	11,489,721
Government National Mortgage Association (GNMA), 2010-86 PB	4.500%	10/20/39	40,000,000	40,201,188
Government National Mortgage Association (GNMA), 2010-87 SK, IO	6.247%	7/16/40	25,227,179	3,889,118	(f)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.660%	12/20/60	16,525,064	16,425,914	(f)
Government National Mortgage Association (GNMA), 2011-40 SA	5.870%	2/16/36	24,600,000	3,683,958	(f)
Government National Mortgage Association (GNMA), 2011-H08 FG	0.740%	3/20/61	11,883,626	11,868,771	(f)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.713%	3/20/61	11,239,055	11,239,055	(e)(f)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.520%	11/25/46	3,405,254	745,410	(f)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.480%	4/25/36	4,049,393	1,775,294	(f)
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.380%	4/25/47	25,635,270	20,854,985	(f)
Greenwich Capital Commercial Funding Corp., 2006-GG7	5.890%	7/10/38	18,635,000	20,386,619	(f)
Greenwich Capital Commercial Funding Corp., 2007-GG11 A4	5.736%	12/10/49	5,000,000	5,288,519
GS Mortgage Securities Corp. II, 2005-GG4 AABA	4.680%	7/10/39	14,558,538	15,121,176

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
GS Mortgage Securities Trust, 2007-GG10 A4	5.808%	8/10/45	9,300,000	$9,874,139	(f)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.600%	3/25/35	15,497,517	13,318,458	(c)(f)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.600%	9/25/35	24,246,626	20,738,527	(c)(f)
GSR Mortgage Loan Trust, 2005-AR7 1A1	3.212%	11/25/35	2,144,179	1,590,751	(f)
Harborview Mortgage Loan Trust, 2005-3	0.494%	6/19/35	13,448,224	9,096,581	(f)
Harborview Mortgage Loan Trust, 2005-7 1A1	3.358%	6/19/45	5,083,272	2,931,147	(f)
Harborview Mortgage Loan Trust, 2006-02	2.841%	2/25/36	3,351,938	1,827,956	(f)
Harborview Mortgage Loan Trust, 2006-07 2A1A	0.454%	9/19/46	2,748,554	1,780,939	(f)
Harborview Mortgage Loan Trust, 2006-13 A	0.434%	11/19/46	622,662	365,399	(f)
Impac CMB Trust, 2003-4 1A1	0.890%	10/25/33	79,083	65,625	(f)
IMPAC CMB Trust, 2007-A A	0.500%	5/25/37	16,866,410	14,093,960	(f)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.450%	5/25/36	120,398	56,813	(f)
Impac Secured Assets Corp., 2006-2 2A1	0.600%	8/25/36	3,713,931	3,286,907	(f)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.859%	11/25/37	9,143,917	7,581,230	(f)
Indymac Index Mortgage Loan Trust, 2004-AR2 2A1	0.870%	6/25/34	29,254	20,976	(f)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.713%	3/25/35	237,311	202,089	(f)
Indymac Index Mortgage Loan Trust, 2006-AR15 A1	0.370%	7/25/36	203,662	111,003	(f)
Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.450%	6/25/47	493,695	265,172	(f)
Indymac INDX Mortgage Loan Trust, 2004-AR15	2.651%	2/25/35	326,343	237,846	(f)
Indymac INDX Mortgage Loan Trust, 2005-AR09 1A1	2.757%	7/25/35	108,561	69,187	(f)
Indymac INDX Mortgage Loan Trust, 2005-AR13	2.661%	8/25/35	530,359	333,454	(f)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 A4	5.399%	5/15/45	310,000	332,321
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	19,329,000	20,237,076
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 HS	5.745%	5/15/47	5,000,000	385,000	(c)(f)
La Hipotecaria SA, 2007-1GA A	5.500%	12/23/36	293,512	286,908	(c)(f)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, STRIPS	1.022%	6/15/36	5,318,126	5,795	(c)(d)(f)
LB-UBS Commercial Mortgage Trust, 2005-C3 A5	4.739%	7/15/30	3,000,000	3,179,044
LB-UBS Commercial Mortgage Trust, 2005-C3 AAB	4.664%	7/15/30	3,250,634	3,370,330
LB-UBS Commercial Mortgage Trust, 2005-C5 A4	4.954%	9/15/30	1,570,000	1,676,034
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	3,005,000	3,198,380	(f)
Luminent Mortgage Trust, 2006-4 A1A	0.440%	5/25/46	427,006	239,537	(f)
Luminent Mortgage Trust, 2006-7 2A1	0.420%	12/25/36	3,969,206	2,472,954	(f)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.589%	12/25/34	25,058	19,346	(f)
MASTR Adjustable Rate Mortgages Trust, 2005-1 7A1	2.647%	2/25/35	447,608	390,751	(f)
MASTR Adjustable Rate Mortgages Trust, 2006-2 3A1	2.965%	1/25/36	1,714,137	1,468,520	(f)
MASTR Adjustable Rate Mortgages Trust, 2006- OA1 1A1	0.460%	4/25/46	421,284	235,802	(f)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.450%	5/25/47	738,928	421,060	(f)
MASTR ARM Trust, 2004-4 3A1	2.413%	5/25/34	1,182,240	1,102,116	(f)
MASTR ARM Trust, 2007-R5 A1	2.709%	11/25/35	6,061,578	3,801,004	(c)(f)
MASTR Reperforming Loan Trust, 2005-1 1A1	6.000%	8/25/34	3,897,229	3,784,872	(c)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	5,382,024	5,522,177	(c)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.600%	5/25/35	4,542,447	3,713,777	(c)(f)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.636%	2/25/35	92,463	91,253	(f)
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	2.854%	3/25/36	28,445,475	18,378,423	(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Merrill Lynch Mortgage Trust, 2005-CK1 A6	5.232%	11/12/37	15,560,000	$16,726,955	(f)
Merrill Lynch Mortgage Trust, 2005-MCP1	4.747%	6/12/43	6,000,000	6,354,209	(f)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-5 A4	5.378%	8/12/48	3,454,000	3,578,662
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	17,800,000	18,642,874	(f)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.965%	8/12/49	7,605,000	8,166,370	(f)
MLCC Mortgage Investors Inc., 2003-B A1	0.590%	4/25/28	2,130,895	2,035,654	(f)
MLCC Mortgage Investors Inc., 2006-1 1A	2.009%	2/25/36	590,443	495,140	(f)
Morgan Stanley Capital I, 2005-HQ6 A4A	4.989%	8/13/42	10,000,000	10,662,464
Morgan Stanley Capital I, 2007-HQ11 A31	5.439%	2/12/44	3,995,000	4,137,788
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	13,000,000	13,696,648	(f)
Morgan Stanley Capital I, 2007-IQ15 A4	5.877%	6/11/49	1,900,000	2,024,015	(f)
Morgan Stanley Mortgage Loan Trust, 2004-10AR 4A	5.457%	11/25/34	3,141,022	3,040,851	(f)
Morgan Stanley Mortgage Loan Trust, 2004-8AR 4A1	2.659%	10/25/34	7,957	7,398	(f)
Morgan Stanley Mortgage Loan Trust, 2005-3AR 2A2	2.619%	7/25/35	5,513,850	4,158,986	(f)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 3A1	5.603%	5/25/36	8,017,065	4,879,154	(f)
NCUA Guaranteed Notes, 2010-C1 A2	2.900%	10/29/20	1,080,000	1,051,445
NCUA Guaranteed Notes, 2010-C1 APT	2.650%	10/29/20	11,183,366	11,001,013
Prime Mortgage Trust, 2005-2 2A1	7.179%	10/25/32	748,567	744,960	(f)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	59,946,730	55,207,941	(c)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.700%	1/25/37	33,340,772	20,740,727	(f)
Residential Accredit Loans Inc., 2005-Q03 A1	0.650%	10/25/45	1,881,168	1,132,890	(f)
Residential Accredit Loans Inc., 2006-QO8 1A1A	0.340%	10/25/46	118,774	116,457	(f)
Residential Accredit Loans Inc., 2007-QO4 A1A	0.440%	5/25/47	10,739,561	6,762,841	(f)
Residential Accredit Loans Inc., 2007-QS4 3A9	6.000%	3/25/37	8,432,541	5,585,985
Residential Asset Mortgage Products Inc., 2004- SL2 A4	8.500%	10/25/31	164,523	176,277
Residential Asset Mortgage Products Inc., 2004- SL4 A5	7.500%	7/25/32	1,469,297	1,479,357
Residential Asset Mortgage Products Inc., 2005- SL2 A4	7.500%	2/25/32	7,708,216	7,943,193
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	1,049,361	1,089,650
Sequoia Mortgage Trust, 4 A	0.974%	11/22/24	5,729	4,605	(f)
Structured ARM Loan Trust, 2004-16 5A2	5.070%	11/25/34	24,076,658	22,014,131	(f)
Structured ARM Loan Trust, 2005-19XS 2A1	0.550%	10/25/35	295,667	220,301	(f)
Structured Asset Mortgage Investments Inc., 2003- AR1 A1	0.994%	10/19/33	560,561	481,612	(f)
Structured Asset Mortgage Investments Inc., 2006- AR3 11A1	0.460%	4/25/36	4,300,421	2,827,893	(f)
Structured Asset Mortgage Investments Inc., 2006- AR6 1A1	0.430%	7/25/46	388,170	229,335	(f)
Structured Asset Mortgage Investments Inc., 2006- AR7 A1A	0.460%	8/25/36	14,012,066	8,830,530	(f)
Thornburg Mortgage Securities Trust, 2004-03 A	0.990%	9/25/44	983,665	943,899	(f)
Thornburg Mortgage Securities Trust, 2004-1	1.713%	3/25/44	72,276	69,813	(f)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.154%	9/25/37	28,400,332	27,995,968	(f)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.171%	9/25/37	28,982,549	29,083,524	(f)
Voyager BRSTN Delaware Trust, IO, 2009-1 UAU7	0.498%	12/26/36	1,537,251	642,505	(c)(d)(f)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.212%	3/20/47	830,552	83,678	(c)(d)(e)(f)
WaMu Mortgage Pass-Through Certificates, 2005- AR14 1A1	2.670%	12/25/35	233,185	223,589	(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
WaMu Mortgage Pass-Through Certificates, 2007- HY7 2A3	5.593%	7/25/37	21,521,528	$15,410,748	(f)
Washington Mutual Inc., 2005-AR15 A1A1	0.510%	11/25/45	14,311,015	12,032,916	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.570%	1/25/45	1,953,404	1,640,879	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.480%	4/25/45	8,383,123	7,226,721	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.520%	7/25/45	7,980,657	6,659,579	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.570%	8/25/45	26,914,520	22,913,407	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.540%	10/25/45	15,412,823	13,261,748	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.530%	11/25/45	22,769,061	18,163,176	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.520%	12/25/45	322,664	268,279	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.540%	12/25/45	13,379,369	10,354,240	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.520%	12/25/45	19,788,625	16,629,490	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.540%	12/25/45	21,589,439	17,243,485	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR10 1A1	5.846%	9/25/36	402,980	318,507	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	1.062%	6/25/47	27,334,901	18,356,835	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	4.707%	9/25/36	103,600	82,227	(f)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.692%	6/25/37	38,900,316	23,313,893	(f)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.907%	4/25/36	142,357	125,538	(f)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	2.775%	4/25/36	5,713,000	4,492,418	(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $1,398,885,801)				1,291,426,729

COLLATERALIZED SENIOR LOANS - 1.1%
CONSUMER DISCRETIONARY - 0.3%
Auto Components - 0.0%
Allison Transmission Inc., Term Loan B	3.010%	8/7/14	3,920,530	3,884,265	(h)

Hotels, Restaurants & Leisure - 0.1%
Caesars Entertainment Operating Co. Inc., Term Loan B2	3.303%	1/28/15	1,750,000	1,618,477	(h)
Caesars Entertainment Operating Co. Inc., Term Loan B4	9.500%	10/31/16	1,496,212	1,567,656	(h)
CCM Merger Inc., Term Loan B	7.000%	3/1/17	837,949	847,900	(h)

Total Hotels, Restaurants & Leisure				4,034,033

Media - 0.2%
AMC Entertainment Inc., Term Loan B2	3.496%	12/16/16	2,992,105	2,993,976	(h)
Carmike Cinemas Inc., Term Loan	5.500%	1/27/16	1,255,831	1,259,755	(h)
Cengage Learning Acquisitions Inc., Term Loan	2.500%	7/3/14	3,957,248	3,788,598	(h)
Charter Communications Operating LLC, Term Loan C	3.560%	9/6/16	3,718,158	3,723,300	(h)
Univision Communications Inc.	4.496%	3/31/17	1,874,148	1,825,620	(h)
UPC Holding BV, Term Loan N	2.010%	12/31/14	648,288	642,886	(h)
UPC Holding BV, Term Loan T2	3.761%	12/30/16	65,864	65,885	(h)

Total Media				14,300,020

Specialty Retail - 0.0%
Gymboree Corp., Term Loan	5.000%	2/23/18	2,992,500	2,988,759	(h)

TOTAL CONSUMER DISCRETIONARY				25,207,077

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CONSUMER STAPLES - 0.1%
Food Products - 0.0%
Del Monte Corp., Term Loan	0.000%	3/8/18	3,000,000	$3,000,468	(h)

Household Products - 0.0%
Visant Corp., Term Loan	0.000%	12/31/16	3,000,000	2,994,000	(h)

Personal Products - 0.1%
NBTY Inc., Term Loan B	0.000%	10/2/17	3,000,000	3,003,750	(h)

TOTAL CONSUMER STAPLES				8,998,218

FINANCIALS - 0.1%
Insurance - 0.1%
Asurion Corp., Term Loan B	0.000%	3/31/15	3,000,000	2,974,821	(h)

HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.0%
Bausch & Lomb Inc., Delayed Draw Term Loan	0.000%	4/24/15	3,000,000	2,993,334	(h)

Health Care Providers & Services - 0.1%
Community Health Systems Inc., Term Loan B	0.000%	7/25/14	3,000,000	2,966,232	(h)
Kindred Healthcare Inc., Term Loan	0.000%	4/9/18	3,000,000	2,985,939	(h)

Total Health Care Providers & Services				5,952,171

TOTAL HEALTH CARE				8,945,505

INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Nielsen Finance LLC, Term Loan C	3.759%	5/2/16	1,553,810	1,549,602	(h)

Industrial Conglomerates - 0.0%
Pinafore LLC, Term Loan B	6.250%	9/29/16	493,311	494,421	(h)

TOTAL INDUSTRIALS				2,044,023

INFORMATION TECHNOLOGY - 0.5%
IT Services - 0.5%
First Data Corp., Term Loan B2	3.002%	9/24/14	36,256,784	34,710,215	(h)
SunGard Data Systems Inc., Term Loan B	2.003 - 3.937%	2/26/16	1,818,422	1,820,695	(h)

Total IT Services				36,530,910

Semiconductors & Semiconductor Equipment - 0.0%
Freescale Semiconductor Inc., Term Loan	4.511%	12/1/16	1,993,523	1,980,740	(h)
Sensata Technologies BV, Term Loan B	2.054%	4/26/13	992,187	982,514	(h)

Total Semiconductors & Semiconductor Equipment				2,963,254

TOTAL INFORMATION TECHNOLOGY				39,494,164

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Level 3 Financing Inc., Term Loan A	2.553%	3/13/14	3,000,000	2,912,082	(h)

UTILITIES - 0.0%
Electric Utilities - 0.0%
Texas Competitive Electric Holdings Co. LLC, Term Loan B2	3.746 - 3.803%	10/10/14	1,206,250	1,015,189	(h)

Independent Power Producers & Energy Traders - 0.0%
RRI Energy Inc., Term Loan B	6.000%	9/8/17	997,494	1,006,014	(h)

TOTAL UTILITIES				2,021,203

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $93,631,774)				92,597,093

MORTGAGE-BACKED SECURITIES - 33.3%
FHLMC - 1.1%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	4/1/11-11/1/36	2,506,252	2,721,168
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/13-7/1/20	498,831	541,482
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	10/1/16-4/1/32	717,020	824,857
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	7/1/29	167,606	189,418
Federal Home Loan Mortgage Corp. (FHLMC)	4.662%	8/1/35	7,567,685	7,969,030	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	2.750%	9/1/35	2,958,194	3,111,096	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.077%	9/1/35	922,169	980,908	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	2.775%	10/1/35	2,008,482	2,115,537	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	2.482%	12/1/35	3,024,691	3,170,456	(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Federal Home Loan Mortgage Corp. (FHLMC)	5.139%	12/1/35	226,633	$240,981	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.708%	2/1/37	15,904	16,866	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.631%	5/1/37	1,923,389	2,041,793	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.774%	5/1/37	157,851	167,676	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.802%	5/1/37	3,510,915	3,730,920	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.872%	5/1/37	36,577	38,813	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.364%	6/1/37	482,132	514,101	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.808%	6/1/37	753,118	799,415	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.881%	7/1/37	16,718,260	17,940,421	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.662%	8/1/37	4,971,868	5,296,180	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/37	99,608	106,752	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	4/13/41	40,900,000	38,426,818	(i)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	4/13/41	2,900,000	2,847,437	(i)

Total FHLMC				93,792,125

FNMA - 19.4%
Federal National Mortgage Association (FNMA)	6.500%	5/1/14-4/1/36	6,257,980	7,041,855
Federal National Mortgage Association (FNMA)	5.500%	1/1/17-9/1/36	33,997,746	36,607,735
Federal National Mortgage Association (FNMA)	9.500%	11/1/21	628	709
Federal National Mortgage Association (FNMA)	6.000%	4/1/24-12/1/39	109,499,492	119,337,224
Federal National Mortgage Association (FNMA)	3.500%	4/18/26-4/13/41	1,230,000	1,226,981	(i)
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-7/1/32	2,325,449	2,680,166
Federal National Mortgage Association (FNMA)	7.500%	11/1/29	12,029	13,955
Federal National Mortgage Association (FNMA)	2.647%	5/1/35	2,216,237	2,329,274	(f)
Federal National Mortgage Association (FNMA)	3.038%	6/1/35	6,118,547	6,427,791	(f)
Federal National Mortgage Association (FNMA)	5.336%	6/1/35	1,394,683	1,486,700	(f)
Federal National Mortgage Association (FNMA)	2.844%	8/1/35	1,118,312	1,176,250	(f)
Federal National Mortgage Association (FNMA)	2.853%	9/1/35	1,773,712	1,865,011	(f)
Federal National Mortgage Association (FNMA)	2.926%	9/1/35	3,981,892	4,184,519	(f)
Federal National Mortgage Association (FNMA)	2.747%	10/1/35	1,350,977	1,423,533	(f)
Federal National Mortgage Association (FNMA)	2.780%	10/1/35	1,213,890	1,279,013	(f)
Federal National Mortgage Association (FNMA)	2.785%	10/1/35	1,682,915	1,770,848	(f)
Federal National Mortgage Association (FNMA)	3.476%	10/1/35	1,533,411	1,615,607	(f)
Federal National Mortgage Association (FNMA)	2.274%	11/1/35	219,521	224,833	(f)
Federal National Mortgage Association (FNMA)	2.277%	11/1/35	163,106	167,050	(f)
Federal National Mortgage Association (FNMA)	2.278%	11/1/35	181,651	186,386	(f)
Federal National Mortgage Association (FNMA)	2.300%	11/1/35	155,543	159,536	(f)
Federal National Mortgage Association (FNMA)	2.308%	11/1/35	154,852	158,951	(f)
Federal National Mortgage Association (FNMA)	5.266%	12/1/35	2,020,428	2,153,598	(f)
Federal National Mortgage Association (FNMA)	2.794%	2/1/36	267,578	282,411	(f)
Federal National Mortgage Association (FNMA)	5.539%	2/1/37	9,295,826	9,842,001	(f)
Federal National Mortgage Association (FNMA)	5.695%	8/1/37	540,284	575,859	(f)
Federal National Mortgage Association (FNMA)	5.430%	11/1/37	159,349	170,139	(f)
Federal National Mortgage Association (FNMA)	5.000%	7/1/40	5,000,118	5,279,293
Federal National Mortgage Association (FNMA)	4.500%	1/1/41	110,430,738	112,538,863
Federal National Mortgage Association (FNMA)	4.000%	4/13/41	12,700,000	12,489,663	(i)
Federal National Mortgage Association (FNMA)	4.500%	4/13/41	13,100,000	13,331,294	(i)
Federal National Mortgage Association (FNMA)	5.000%	4/13/41-5/12/41	431,500,000	450,719,909	(i)
Federal National Mortgage Association (FNMA)	5.500%	4/13/41-5/12/41	534,200,000	570,535,406	(i)
Federal National Mortgage Association (FNMA)	6.000%	4/13/41-5/12/41	172,800,000	187,847,250	(i)
Federal National Mortgage Association (FNMA)	6.500%	4/13/41	54,400,000	60,970,486	(i)

Total FNMA				1,618,100,099

GNMA - 12.8%
Government National Mortgage Association (GNMA)	7.500%	3/15/23-9/15/31	157,164	182,000
Government National Mortgage Association (GNMA)	7.000%	8/15/23-7/15/31	420,307	484,991
Government National Mortgage Association (GNMA)	6.500%	4/15/28-3/15/39	32,636,627	37,136,023

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Government National Mortgage Association (GNMA)	6.000%	1/15/29-11/15/35	36,614,768	$40,485,805
Government National Mortgage Association (GNMA)	8.000%	12/15/30-1/15/31	22,730	25,466
Government National Mortgage Association (GNMA)	0.654%	8/20/31	1,533	1,530	(f)
Government National Mortgage Association (GNMA)	5.500%	7/15/33-6/15/35	10,523,951	11,468,343
Government National Mortgage Association (GNMA)	5.000%	4/20/35-11/20/40	52,251,441	55,579,344
Government National Mortgage Association (GNMA)	4.500%	3/15/40	8,305,632	8,583,784
Government National Mortgage Association (GNMA)	4.000%	4/20/41	10,200,000	10,200,000	(i)
Government National Mortgage Association (GNMA)	4.500%	4/20/41-5/18/41	635,800,000	653,534,368	(i)
Government National Mortgage Association (GNMA)	5.000%	4/20/41	156,400,000	165,897,038	(i)
Government National Mortgage Association (GNMA)	5.500%	4/20/41	62,900,000	68,087,625	(i)
Government National Mortgage Association (GNMA)	6.000%	4/20/41	11,100,000	12,148,750	(i)

Total GNMA				1,063,815,067

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $2,755,474,163)				2,775,707,291

MUNICIPAL BONDS - 1.7%
Alabama - 0.0%
Birmingham, AL, Commercial Development Authority Revenue, Civic Center Improvements Project	5.500%	4/1/41	910,000	892,956

California - 0.4%
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area	5.000%	4/1/34	3,680,000	3,501,410
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area	5.125%	4/1/39	6,150,000	5,873,127
California State, GO, Build America Bonds	7.300%	10/1/39	8,300,000	8,750,275
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	1,400,000	1,342,404
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	5,660,000	5,859,402
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/39	1,480,000	1,386,064
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	2,780,000	2,695,182

Total California				29,407,864

Delaware - 0.1%
Northstar Education Finance Inc., DE, Student Loan Asset Backed Note	1.751%	1/29/46	7,900,000	6,566,480	(e)(f)

Georgia - 0.1%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	1,240,000	1,208,777
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	5,150,000	4,892,500
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	2,820,000	2,651,194

Total Georgia				8,752,471

Illinois - 0.2%
Illinois State, GO	5.665%	3/1/18	7,570,000	7,555,541
Illinois State, GO	5.877%	3/1/19	8,310,000	8,299,613

Total Illinois				15,855,154

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
New York - 0.2%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	7,520,000		$7,181,074
New York City, NY, MFA, Water & Sewer System Revenue, Second General Resolution	5.375%	6/15/43	7,350,000		7,440,773
New York State Dormitory Authority Lease Revenue, State University Dormitory Facilities	5.000%	7/1/40	1,220,000		1,157,133
Port Authority of New York & New Jersey	5.000%	1/15/41	2,440,000		2,344,889
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/37	2,270,000		2,214,430

Total New York					20,338,299

Pennsylvania - 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	16.754%	5/1/46	48,625,000		43,397,812	(e)(f)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	13.291%	5/1/46	2,750,000		2,468,125	(e)(f)

Total Pennsylvania					45,865,937

Texas - 0.1%
Brazos Higher Education Authority Inc., Student Loan Revenue Note	1.752%	6/25/42	11,850,000		10,250,250	(f)

TOTAL MUNICIPAL BONDS (Cost - $136,153,311)					137,929,411

SOVEREIGN BONDS - 2.3%
Brazil - 1.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	8,102,000	BRL	4,638,593
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	159,219,000	BRL	86,473,963

Total Brazil					91,112,556

Canada - 0.0%
Province of British Columbia	4.300%	5/30/13	180,000		192,438

Malaysia - 0.2%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	65,070,000	MYR	21,710,467

Mexico - 0.7%
Mexican Bonos, Bonds	8.000%	6/11/20	493,900,000	MXN	42,889,693
United Mexican States, Bonds	10.000%	12/5/24	39,070,000	MXN	3,880,575
United Mexican States, Medium-Term Notes	5.625%	1/15/17	374,000		412,522
United Mexican States, Medium-Term Notes	6.750%	9/27/34	4,913,000		5,541,864
United Mexican States, Medium-Term Notes	6.050%	1/11/40	2,852,000		2,937,560

Total Mexico					55,662,214

Russia - 0.3%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	5,615,000		5,881,713	(c)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	18,066,390		21,058,726	(c)

Total Russia					26,940,439

TOTAL SOVEREIGN BONDS (Cost - $193,635,591)					195,618,114

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.1%
U.S. Government Agencies - 4.5%
Federal Home Loan Bank (FHLB), Bonds	0.520%	4/12/11	143,600,000		143,618,381
Federal Home Loan Bank (FHLB), Bonds	0.200%	4/20/11	25,000,000		25,001,325
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	2,240,000		2,424,641
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	11,095,000		14,008,591
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	62,140,000		42,216,362
Federal National Mortgage Association (FNMA), Senior Notes	5.000%	3/15/16	40,420,000		45,281,273
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	10,490,000		11,752,157

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	6,110,000	$6,462,742
Financing Corp. (FICO) Strip	0.000%	4/5/19	320,000	240,046
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	13,500,000	10,365,138
Financing Corp. (FICO) Strip, Debentures	0.000%	11/30/17	1,240,000	997,611
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	3,815,000	3,040,502
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	14,313,000	11,260,094
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	23,073,000	17,943,134
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	11,319,000	8,526,410
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	1,850,000	1,375,144
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	11,535,000	9,119,594
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	13,681,000	10,639,276
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	708,000	517,265
Tennessee Valley Authority, Bonds	5.980%	4/1/36	120,000	138,008
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	840,000	1,096,059
Tennessee Valley Authority, Notes	5.250%	9/15/39	7,700,000	8,075,698

Total U.S. Government Agencies				374,099,451

U.S. Government Obligations - 4.6%
U.S. Treasury Bonds	4.750%	2/15/41	16,335,000	16,978,191
U.S. Treasury Notes	1.375%	2/15/13	330,000	333,906
U.S. Treasury Notes	0.500%	11/15/13	1,356,000	1,335,554
U.S. Treasury Notes	1.250%	2/15/14	3,280,000	3,282,050
U.S. Treasury Notes	1.250%	3/15/14	18,450,000	18,444,280
U.S. Treasury Notes	2.000%	1/31/16	15,380,000	15,268,249
U.S. Treasury Notes	2.125%	2/29/16	20,520,000	20,455,875
U.S. Treasury Notes	2.250%	3/31/16	86,440,000	86,541,135
U.S. Treasury Notes	2.875%	3/31/18	31,830,000	31,787,730
U.S. Treasury Notes	3.625%	2/15/21	188,350,000	191,028,149
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	510,000	286,249

Total U.S. Government Obligations				385,741,368

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $742,193,936)				759,840,819

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.7%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	39,506,157	44,348,742	(j)
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	38,329,425	40,910,681
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	96,334,808	107,270,350
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	3,098,466	3,158,015
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	4,710,375	6,074,914
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	21,808,644	23,043,908

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $197,430,186)				224,806,610

			SHARES
COMMON STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Citadel Broadcasting Corp., Class A Shares (Cost - $58,034)			2,967	101,620	*

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Motors Liquidation Co., Senior Debentures, Series A	4.500%		25,191	171,299	*
Motors Liquidation Co., Senior Debentures, Series B	5.250%		651,784	4,725,434	*
Motors Liquidation Co., Senior Debentures, Series C	6.250%		964,218	7,048,433	*

TOTAL CONSUMER DISCRETIONARY				11,945,166

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE		SHARES	VALUE
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA)	5.375%		29	$166,750	*

UTILITIES - 0.0%
Electric Utilities - 0.0%
AES Trust III	6.750%		71,200	3,474,560

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $11,362,403)				15,586,476

PREFERRED STOCKS - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Motors Liquidation Co.	7.250%		45,400	308,720	*
Motors Liquidation Co.	7.375%		327,800	2,229,040	*

TOTAL CONSUMER DISCRETIONARY				2,537,760

FINANCIALS - 0.2%
Diversified Financial Services - 0.1%
Citigroup Capital XII	8.500%		305,950	8,055,664	(f)
Citigroup Capital XIII	7.875%		77,075	2,111,855	(f)

Total Diversified Financial Services				10,167,519

Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		1,737,615	2,953,945	*(f)
Federal National Mortgage Association (FNMA)	0.000%		53,100	151,335	*(f)
Federal National Mortgage Association (FNMA)	8.250%		1,193,775	2,029,418	*(f)

Total Thrifts & Mortgage Finance				5,134,698

TOTAL FINANCIALS				15,302,217

TOTAL PREFERRED STOCKS (Cost - $91,248,298)				17,839,977

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.2%
Interest rate swaption with Banc of America Securities LLC, Call @ 3.50%		11/2/17	38,950,000	1,037,373
Interest rate swaption with Banc of America Securities LLC, Put @ 6.00%		11/2/17	194,800,000	8,880,749
Interest rate swaption with BNP Paribas, Call @ 0.90%		5/18/11	278,800,000	390,320
Interest rate swaption with Credit Suisse First Boston Inc., Call @ 0.90%		4/20/11	278,800,000	888,045
Interest rate swaption with Credit Suisse First Boston Inc., Call @ 0.95%		4/20/11	278,800,000	1,400,398
Interest rate swaption with Credit Suisse First Boston Inc., Call @ 3.50%		11/2/17	3,300,000	87,890
Interest rate swaption with Credit Suisse First Boston Inc., Put @ 6.00%		11/2/17	16,700,000	761,337
U.S. Treasury 10-Year Notes Futures, Call @ $121.50		5/20/11	607	218,141

TOTAL PURCHASED OPTIONS (Cost - $12,334,459)				13,664,253

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $8,580,654,288)				8,442,912,431

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 26.8%
U.S. Government Agencies - 19.5%
Federal Home Loan Bank (FHLB), Discount Notes	0.150%	5/9/11	12,200,000	12,198,068	(k)
Federal Home Loan Bank (FHLB), Discount Notes	0.100%	5/25/11	97,500,000	97,485,375	(k)
Federal Home Loan Bank (FHLB), Discount Notes	0.125%	6/17/11	70,045,000	70,031,551	(k)
Federal Home Loan Bank (FHLB), Discount Notes	0.271%	9/19/11	94,000,000	93,928,654	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.210%	7/13/11	75,000,000	74,976,375	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.163 - 0.180%	5/9/11	7,290,000	7,288,650	(j)(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	6/1/11	21,972,000	21,968,638	(k)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.125%	6/29/11	150,000,000	$149,966,700	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	7/12/11	50,000,000	49,984,400	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.240%	7/26/11	100,000,000	99,964,600	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.150%	8/9/11	300,000,000	299,859,300	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.165%	4/1/11	6,400,000	6,400,000	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.200%	5/2/11	40,000,000	39,993,111	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.185%	5/16/11	30,043,000	30,036,053	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.090 - 0.100%	5/23/11	252,000,000	251,965,218	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	6/2/11	150,000,000	149,976,750	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.120%	7/5/11	170,000,000	169,950,700	(k)

Total U.S. Government Agencies (Cost - $1,625,797,519)				1,625,974,143

U.S. Government Obligations - 2.6%
U.S. Treasury Bills	0.118%	4/21/11	64,200,000	64,195,809	(k)
U.S. Treasury Bills	0.202%	6/2/11	10,000,000	9,998,790	(k)
U.S. Treasury Bills	0.155%	6/9/11	36,400,000	36,395,122	(k)
U.S. Treasury Bills	0.180%	6/23/11	107,100,000	107,078,473	(k)

Total U.S. Government Obligations (Cost - $217,637,070)				217,668,194

Repurchase Agreements - 4.7%
Goldman Sachs & Co. repurchase agreement dated 3/31/11; Proceeds at maturity - $164,109,456; (Fully collateralized by U.S. government agency obligations, 0.274% due 8/22/13; Market value-$167,460,000)	0.100%	4/1/11	164,109,000	164,109,000
Interest in $562,442,000 joint tri-party repurchase agreement dated 3/31/11 with Barclays Capital Inc.; Proceeds at maturity-$40,124,100; (Fully collateralized by U.S. government obligations, 1.250% due 7/15/20; Market value-$41,294,733)	0.090%	4/1/11	40,124,000	40,124,000
Morgan Stanley repurchase agreement dated 3/31/11; Proceeds at maturity-$186,335,414; (Fully collateralized by various U.S. government agency obligations, 0.700% to 1.125% due 4/29/13 to 5/15/14; Market value-$190,061,694)	0.080%	4/1/11	186,335,000	186,335,000

Total Repurchase Agreements (Cost - $390,568,000)				390,568,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $2,234,002,589)				2,234,210,337

TOTAL INVESTMENTS - 128.2% (Cost - $10,814,656,877#)				10,677,122,768
Liabilities in Excess of Other Assets - (28.2)%				(2,345,784,268)

TOTAL NET ASSETS - 100.0%				$8,331,338,500

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	The coupon payment on these securities are currently in default as of March 31, 2011.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Illiquid security.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CMB	— Cash Management Bill
EUR	— Euro
GO	— General Obligation
HELOC	— Home Equity Line of Credit
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PAC	— Planned Amortization Class
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/19/12	$99.25	750	$398,438
Eurodollar Futures, Put	3/19/12	99.25	750	595,313
U.S. Treasury 10-Year Notes Futures, Put	5/20/11	115.50	880	206,250
U.S. Treasury 10-Year Notes Futures, Put	5/20/11	119.00	80	101,250

		STRIKE RATE	NOTIONAL PAR
Interest rate swaption with Banc of America Securities LLC, Put	11/2/17	7.25%	155,800,000	$4,185,282
Interest rate swaption with Banc of America Securities LLC, Put	11/2/17	9.50	155,800,000	1,983,954
Interest rate swaption with Barclays Capital Inc., Call	10/2/13	4.95	124,690,000	8,678,046
Interest rate swaption with Barclays Capital Inc., Put	10/2/13	4.95	124,690,000	5,682,067
Interest rate swaption with BNP Paribas, Put	5/18/11	1.15	278,800,000	390,320
Interest rate swaption with Credit Suisse First Boston Inc., Call	4/20/11	0.90	278,800,000	888,045
Interest rate swaption with Credit Suisse First Boston Inc., Call	4/20/11	0.85	278,800,000	477,598
Interest rate swaption with Credit Suisse First Boston Inc., Call	4/20/11	0.85	278,800,000	477,598
Interest rate swaption with Credit Suisse First Boston Inc., Call	4/20/11	0.80	278,800,000	193,195
Interest rate swaption with Credit Suisse First Boston Inc., Put	11/2/17	7.25	13,300,000	357,280
Interest rate swaption with Credit Suisse First Boston Inc., Put	11/2/17	9.50	13,300,000	169,362
Interest rate swaption with JPMorgan Securities Inc., Call	10/3/13	4.86	124,700,000	8,133,223
Interest rate swaption with JPMorgan Securities Inc., Put	10/3/13	4.86	124,700,000	6,052,620

TOTAL WRITTEN OPTIONS (Premiums received - $40,460,574)				$38,969,841

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Core Plus Bond Portfolio (the “Fund”), is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$2,535,774,191	$18,616,584	$2,554,390,775
Asset-backed securities	—	254,408,704	108,994,559	363,403,263
Collateralized mortgage obligations	—	1,280,103,996	11,322,733	1,291,426,729
Collateralized senior loans	—	92,597,093	—	92,597,093
Mortgage-backed securities	—	2,775,707,291	—	2,775,707,291
Municipal bonds	—	85,496,994	52,432,417	137,929,411
Sovereign bonds	—	195,618,114	—	195,618,114

Notes to Schedule of Investments (unaudited) (continued)

U.S. government & agency obligations	—	759,840,819	—	759,840,819
U.S. treasury inflation protected securities	—	224,806,610	—	224,806,610
Common stocks	$101,620	—	—	101,620
Convertible preferred stocks	3,474,560	12,111,916	—	15,586,476
Preferred stocks	15,302,217	2,537,760	—	17,839,977
Purchased options	218,141	13,446,112	—	13,664,253

Total long-term investments	$19,096,538	$8,232,449,600	$191,366,293	$8,442,912,431

Short-term investments†	—	2,234,210,337	—	2,234,210,337

Total investments	$19,096,538	$10,466,659,937	$191,366,293	$10,677,122,768

Other financial instruments:
Futures contracts	$11,716,915	—	—	$11,716,915
Forward foreign currency contracts	—	$4,137,029	—	4,137,029
Credit default swaps on corporate issues - sell protection‡	—	1,240,394	—	1,240,394
Credit default swaps on corporate issues - buy protection‡	—	6,701,179	—	6,701,179
Credit default swaps on credit indices - sell protection‡	—	2,730,450	—	2,730,450
Credit default swaps on credit indices - buy protection‡	—	4,596,239	—	4,596,239
Total return swaps	—	361,887	—	361,887

Total other financial instruments	$11,716,915	$19,767,178	—	$31,484,093

Total	$30,813,453	$10,486,427,115	$191,366,293	$10,708,606,861

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$1,301,251	$37,668,590	—	$38,969,841
Futures contracts	3,955,857	—	—	3,955,857
Forward foreign currency contracts	—	8,523,900	—	8,523,900
Interest rate swaps‡	—	26,021,731	—	26,021,731
Credit default swaps on corporate issues - sell protection‡	—	1,432,916	—	1,432,916
Credit default swaps on corporate issues - buy protection‡	—	202,569	—	202,569
Credit default swaps on credit indices - sell protection‡	—	3,780,338	—	3,780,338
Credit default swaps on credit indices - buy protection‡	—	5,077,252	—	5,077,252
Total return swaps	—	137,074	—	137,074

Total	$5,257,108	$82,844,370	—	$88,101,478

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Notes to Schedule of Investments (unaudited) (continued)

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MUNICIPAL BONDS	TOTAL
Balance as of December 31, 2010	$17,561,062	$2,595,097	$89,440	$13,243,000	$33,488,599
Accrued premiums/discounts	35	50,569	706	(1,669)	49,641
Realized gain(loss)(1)	—	78,688	(56,109)	135,045	157,624
Change in unrealized appreciation (depreciation)(2)	(399,188)	202,682	82,736	104,635	(9,135)
Net purchases (sales)	—	57,462,635	11,205,960	(6,914,531)	61,754,064
Transfers into Level 3	1,454,675	48,604,888	—	45,865,937	95,925,500
Transfers out of Level 3	—	—	—	—	—

Balance as of March 31, 2011	$18,616,584	$108,994,559	$11,322,733	$52,432,417	$191,366,293

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2011(2)	$(399,188)	$202,682	$82,736	$104,635	$(9,135)

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities Traded on a When-Issued Basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Notes to Schedule of Investments (unaudited) (continued)

(f) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Futures Contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(k) Swap Agreements. The Fund uses swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund enters into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swaps

Notes to Schedule of Investments (unaudited) (continued)

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(l) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(n) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(o) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(p) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

As of March 31, 2011, the Fund held credit default swaps, written options, forward foreign currency contracts, interest rate swaps and total return swaps with credit related contingent features which had a liability position of $84,145,621. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of March 31, 2011, the Fund had posted with its counterparties cash and securities as collateral to cover the net liability of all derivatives amounting to $55,830,000, which could be used to reduce the required payment.

(q) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$323,473,206
Gross unrealized depreciation	(461,007,315)

Net unrealized depreciation	$(137,534,109)

At March 31, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
3 Months Euribor	2,006	9/11	$697,757,349	$697,648,157	$(109,192)
90-Day Eurodollar	1,482	3/13	363,046,179	362,182,275	(863,904)
German Euro Bobl	402	6/11	65,563,646	65,272,152	(291,494)
German Euro Bund	260	6/11	44,957,844	44,688,266	(269,578)
U.S. Treasury 10-Year Notes	1,554	6/11	185,365,535	184,974,563	(390,972)
U.S. Treasury Ultra Long-Term Bonds	3,574	6/11	429,895,460	441,612,375	11,716,915

					$9,791,775

Contracts to Sell:
90-Day Eurodollar	1,482	3/12	366,938,921	367,332,225	(393,304)
U.S. Treasury 2-Year Notes	1,646	6/11	358,728,214	359,033,750	(305,536)
U.S. Treasury 5-Year Notes	3,626	6/11	422,613,209	423,477,143	(863,934)
U.S. Treasury 30-Year Bonds	1,319	6/11	158,059,370	158,527,313	(467,943)

					$(2,030,717)

Net unrealized gain on open futures contracts					$7,761,058

During the period ended March 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2010	1,105,284,841	$39,448,431
Options written	1,394,007,480	7,415,806
Options closed	(2,779)	(1,540,453)
Options exercised	(3,615)	(3,071,405)
Options expired	(268,303,467)	(1,791,805)

Written options, outstanding March 31, 2011	2,230,982,460	$40,460,574

At March 31, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	Citibank N.A.	5,465,049	$7,737,795	5/18/11	$182,857
Euro	Credit Suisse First Boston Inc.	31,793,419	45,015,326	5/18/11	1,111,793
Euro	UBS AG	6,170,609	8,736,776	5/18/11	284,090
Japanese Yen	Goldman Sachs Group Inc.	3,505,750,760	42,158,794	5/18/11	(949,646)

					629,094

Contracts to Sell:
Euro	Goldman Sachs Group Inc.	47,500,000	67,253,791	5/18/11	(1,758,416)

Notes to Schedule of Investments (unaudited) (continued)

Euro	JP Morgan Chase & Co.	58,815,000	83,274,352	5/18/11	(2,500,183)
Euro	Morgan Stanley & Co. Inc.	63,690,000	90,176,714	5/18/11	(3,315,655)
Japanese Yen	Deutsche Bank AG	3,600,000,000	43,292,199	5/18/11	832,478
Japanese Yen	JP Morgan Chase & Co.	7,129,387,100	85,735,234	5/18/11	1,725,811

					(5,015,965)

Net unrealized loss on open forward foreign currency contracts					$(4,386,871)

At March 31, 2011, the Fund held TBA securities with a total cost of $2,192,041,065.

At March 31, 2011, the Fund had the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Banc of America Securities LLC	$8,100,000	3/1/13	5.104% semi-annually	3-Month LIBOR	—	$(647,275)
Banc of America Securities LLC	5,510,000	12/16/13	5.381% semi-annually	3-Month LIBOR	—	(591,098)
Banc of America Securities LLC	7,950,000	11/10/15	4.864% semi-annually	3-Month LIBOR	—	(914,122)
Banc of America Securities LLC	5,500,000	1/15/16	5.451% semi-annually	3-Month LIBOR	—	(785,130)
Banc of America Securities LLC	8,270,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	(1,216,086)
Banc of America Securities LLC	212,490,000	2/15/25	4.295% semi-annually	3-Month LIBOR	—	(8,503,986)
Barclays Capital Inc.	10,850,000	11/1/11	5.439% semi-annually	3-Month LIBOR	—	(320,676)
Barclays Capital Inc.	6,240,000	6/25/12	5.060% semi-annually	3-Month LIBOR	—	(346,818)
Barclays Capital Inc.	6,330,000	9/15/12	5.189% semi-annually	3-Month LIBOR	—	(418,316)
Barclays Capital Inc.	66,810,000	11/20/19	3.900% semi-annually	3-Month LIBOR	—	(2,817,534)
Credit Suisse First Boston Inc.	5,300,000	8/15/13	5.023% semi-annually	3-Month LIBOR	—	(478,721)
Credit Suisse First Boston Inc.	6,630,000	3/15/14	5.131% semi-annually	3-Month LIBOR	—	(701,835)
Credit Suisse First Boston Inc.	5,350,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	(679,186)
Credit Suisse First Boston Inc.	4,880,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	(705,085)
Deutsche Bank AG	10,890,000	6/15/16	5.183% semi-annually	3-Month LIBOR	—	(1,448,566)
Deutsche Bank AG	8,270,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(1,244,560)
JP Morgan Chase & Co.	8,250,000	9/15/14	5.000% semi-annually	3-Month LIBOR	—	(905,910)
JP Morgan Chase & Co.	59,100,000	3/17/20	3.600% semi-annually	3-Month LIBOR	$77,347	(1,005,003)
Morgan Stanley & Co. Inc.	5,540,000	3/15/12	4.763% semi-annually	3-Month LIBOR	—	(228,210)
Morgan Stanley & Co. Inc.	6,600,000	4/30/16	5.189% semi-annually	3-Month LIBOR	—	(876,562)
RBS Greenwich	4,560,000	4/1/12	5.011% semi-Annually	3-Month LIBOR	—	(207,845)
RBS Greenwich	8,230,000	3/1/16	5.120% semi-annually	3-Month LIBOR	—	(1,056,554)

Total	$471,650,000				$77,347	$(26,099,078)

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2011[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Deutsche Bank AG (AES Corp., 7.750%, due 3/1/14)	$1,700,000	12/20/16	3.51%	2.210% quarterly	$(108,011)	—	$(108,011)
Deutsche Bank AG (AES Corp., 7.750%, due 3/1/14)	2,500,000	12/20/16	3.51%	2.200% quarterly	(160,065)	—	(160,065)
Deutsche Bank AG (Ford Motor Credit Co., 7.250%, due 10/25/11)	4,450,000	9/20/17	2.42%	3.650% quarterly	290,439	—	290,439
Deutsche Bank AG (Ford Motor Credit Co., 7.250%, due 10/25/11)	3,500,000	9/20/17	2.42%	3.650% quarterly	228,435	—	228,435
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	2,600,000	3/20/15	2.57%	2.930% quarterly	34,261	—	34,261
Goldman Sachs Group Inc. (Ford Motor Credit Co., 7.000%, due 10/1/13)	6,400,000	9/20/17	2.42%	3.770% quarterly	458,576	—	458,576
Goldman Sachs Group Inc. (TXU Corp., 5.550%, due 11/15/14)	2,700,000	9/20/12	12.95%	3.240% quarterly	(346,792)	—	(346,792)
Merrill Lynch & Co. Inc. (AES Corp., 7.750%, due 3/1/14)	5,600,000	3/20/17	3.55%	2.800% quarterly	(212,060)	—	(212,060)
Merrill Lynch & Co. Inc. (AES Corp., 7.750%, due 3/1/14)	3,600,000	3/20/17	3.55%	2.600% quarterly	(172,665)	—	(172,665)
RBS Greenwich (Countrywide Home Loans Inc., 4.000%, due 3/22/11)	7,400,000	3/20/12	0.23%	0.600% quarterly	27,034	—	27,034
RBS Greenwich (Countrywide Home Loans Inc., 4.000%, due 3/22/11)	9,900,000	9/20/12	0.35%	0.660% quarterly	45,792	—	45,792
RBS Greenwich (Eastman Kodak Co., 7.250%, due 11/15/13)	3,260,000	9/20/12	6.27%	2.250% quarterly	(183,831)	—	(183,831)
RBS Greenwich (Ford Motor Credit Co., 7.450%, due 7/16/31)	2,500,000	6/20/12	0.93%	5.100% quarterly	128,136	—	128,136
RBS Greenwich (General Motors Acceptance Corp., 6.000%, due 4/1/11)	780,000	12/20/11	0.97%	1.340% quarterly	2,115	—	2,115

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2011[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

RBS Greenwich (General Motors Acceptance Corp., 6.875%, due 8/28/12)	680,000	12/20/11	0.97%	1.200% quarterly	1,152	—	1,152
RBS Greenwich (General Motors Acceptance Corp., 6.875%, due 8/28/12)	8,500,000	3/20/12	1.15%	1.170% quarterly	1,616	—	1,616
RBS Greenwich (General Motors Acceptance Corp., 6.875%, due 8/28/12)	9,400,000	3/20/12	1.15%	1.400% quarterly	22,838	—	22,838
RBS Greenwich (General Motors Acceptance Corp., 6.875%, due 8/28/12)	4,200,000	12/20/16	2.78%	1.550% quarterly	(249,492)	—	(249,492)

Total	$79,670,000				$(192,522)	—	$(192,522)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Banc of America Securities LLC (Home Depot Inc., 3.750%, due 9/15/09)	$5,510,000	12/20/13	0.635% quarterly	$(42,781)	—	$(42,781)
Banc of America Securities LLC (Marriot International Inc., 4.625%, due 6/15/12)	7,950,000	12/20/15	0.730% monthly	40,240	—	40,240
Banc of America Securities LLC (Masco Corp., 5.875%, due 7/15/12)	8,270,000	12/20/16	1.040% quarterly	637,771	—	637,771
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13)	5,940,000	3/20/13	1.050% monthly	204,899	—	204,899
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	5,500,000	12/20/15	1.130% quarterly	(38,667)	—	(38,667)
Barclays Capital Inc. (AmerisourceBergen Corp., 5.625%, due 9/15/12)	6,330,000	9/20/12	0.500% quarterly	(18,664)	—	(18,664)
Barclays Capital Inc. (Health Care Property Investments Inc., 6.450%, due 6/25/12)	6,240,000	6/20/12	0.630% quarterly	(35,375)	—	(35,375)
Barclays Capital Inc. (Motorola Inc., 6.500%, due 9/1/25)	10,850,000	12/20/11	0.320% quarterly	(8,518)	—	(8,518)

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Credit Suisse First Boston Inc. (AmerisourceBergen Corp., 8.125%, due 9/1/08)	5,350,000	9/20/15	0.900% quarterly	(17,015)	—	(17,015)
Credit Suisse First Boston Inc. (Masco Corp., 5.875%, due 7/15/12)	5,830,000	9/20/13	0.750% quarterly	91,571	—	91,571
Credit Suisse First Boston Inc. (Southwest Airlines Co., 5.250%, due 10/1/14)	4,880,000	3/20/17	0.690% quarterly	211,335	—	211,335
Credit Suisse First Boston Inc. (Waste Management Inc., 7.375%, due 8/1/10)	6,630,000	3/20/14	0.490% quarterly	4,480	—	4,480
Deutsche Bank AG (Autozone Inc., 6.950%, due 6/15/16)	10,890,000	6/20/16	0.580% quarterly	163,811	—	163,811
Deutsche Bank AG (CenturyTel Inc., 7.875%, due 8/15/12)	8,270,000	3/20/17	0.890% quarterly	248,236	—	248,236
Goldman Sachs Group Inc. (JPM Chase Commercial Mortgage, 5.797%, due 5/15/47)	5,000,000	5/15/47	0.750% monthly	4,407,339	—	4,407,339
JP Morgan Chase & Co. (Bell South Corp., 6.000%, due 10/15/11)	8,250,000	9/20/14	0.280% quarterly	(460)	—	(460)
Morgan Stanley & Co. Inc. (Gannett Co., 6.375%, due 4/1/12)	4,560,000	3/20/12	0.460% quarterly	1,959	—	1,959
Morgan Stanley & Co. Inc. (Viacom Inc., 6.250%, due 4/30/16)	10,540,000	3/20/12	0.360% quarterly	(18,315)	—	(18,315)
Morgan Stanley & Co. Inc. (Weyerhaeuser Co. Note, 7.125%, due 7/15/23)	5,540,000	3/20/12	0.740% quarterly	(22,774)	—	(22,774)
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	8,230,000	3/20/16	0.480% monthly	47,650	—	47,650
RBS Greenwich (Washington Mutual 2005-AR11, 1-Month LIBOR + 120 bp, due 8/25/45)	651,439	8/25/45	2.550% monthly	641,885 [5]	—	641,888 *

Total	$141,211,439			$6,498,610	—	$6,498,610

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Credit Suisse First Boston Inc. (CDX HY 10)	$10,614,000	6/20/13	5.000% quarterly	$717,159	$(638,414)	$1,355,573
Credit Suisse First Boston Inc. (CMBX.NA.AM.2)	11,700,000	3/15/49	0.500% monthly	(814,125)	(964,624)	150,499
Deutsche Bank AG (CMBX.NA.AM.2)	8,400,000	3/15/49	0.500% monthly	(584,500)	(490,528)	(93,972)
Deutsche Bank AG (iBoxx IG Hi-Vol2)	11,174,667	9/20/14	1.300% quarterly	(109,896)	21,959	(131,855)
Goldman Sachs Group Inc. (CDX HY 9)	8,780,000	12/20/12	2.000% quarterly	202,127	—	202,127

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Goldman Sachs Group Inc. (CDX HY 9)	35,500,000	12/20/12	1.800% quarterly	694,085	—	694,085

Goldman Sachs Group Inc. (iBoxx HY 6B)	12,812,400	6/20/11	3.000% quarterly	56,421	8,529	47,892
Goldman Sachs Group Inc. (iBoxx HY 6B)	9,737,424	6/20/11	3.000% quarterly	42,880	5,337	37,543
JP Morgan Chase & Co. (CDX HY 6B)	21,354,000	6/20/11	3.000% quarterly	94,035	14,223	79,812
JP Morgan Securities Inc. (CMBX.NA.AM.2)	14,200,000	3/15/49	0.500% monthly	(988,083)	(829,226)	(158,857)
JP Morgan Securities Inc. (CMBX.NA.AM.3)	14,500,000	12/13/49	0.500% monthly	(1,283,734)	(1,135,131)	(148,603)
Merrill Lynch & Co. Inc. (CDX HY 9)	9,220,000	12/20/12	2.300% quarterly	260,240	—	260,240
Merrill Lynch & Co. Inc. (CDX HY 9)	9,340,000	12/20/12	2.000% quarterly	215,019	—	215,019
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	3,488,214	6/25/36	4.420% monthly	224,242	92,552	131,690
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	3,488,214	6/25/36	4.420% monthly	224,242	75,726	148,516

Total	$184,308,919			$(1,049,888)	$(3,839,597)	$2,789,709

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Barclay’s Capital Inc. (MARKIT CDX HY 15)	$44,000,000	12/20/15	5.000% quarterly	$(1,458,890)	$(1,155,000)	$(303,890)

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Barclay’s Capital Inc. (MARKIT CDX HY 15)	60,000,000	12/20/15	5.000% quarterly	(1,989,396)	(1,650,000)	(339,396)
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	7,860,000	12/13/49	0.080% monthly	371,712	357,122	14,590
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	4,300,000	12/13/49	0.080% monthly	203,354	339,106	(135,752)
Credit Suisse First Boston Inc. (CMBX NA AM 4)	28,800,000	2/17/51	0.500% monthly	2,963,760	2,720,315	243,445
Credit Suisse First Boston Inc. (MARKIT CDX HY 15)	27,500,000	12/20/15	5.000% quarterly	(911,807)	(718,354)	(193,453)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	6,850,000	12/13/49	0.080% monthly	323,948	316,813	7,135
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	5,000,000	12/13/49	0.080% monthly	236,458	459,375	(222,917)
JP Morgan Chase & Co. (CDX HY 6B)	9,908,256	6/20/11	3.000% quarterly	43,632	2,327	41,305
Morgan Stanley & Co. Inc. (CMBX NA AM 1 Index)	11,700,000	10/12/52	0.500% monthly	453,375	613,886	(160,511)
RBS Greenwich (CDX HY 10)	10,614,000	6/20/13	5.000% quarterly	(717,159)	945,471	(1,662,630)

Total	$216,532,256			$(481,013)	$2,231,061	$(2,712,074)

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	17,536,787	1/12/40	1-Month LIBOR	IOS.FN30.500.09	—	221,099
Barclays Capital Inc.	13,722,311	1/12/40	1-month LIBOR	IOS.FN30.400.09	—	75,698
Barclays Capital Inc.	846,073	1/12/40	1-month LIBOR	IOS.FN30.500.09	—	10,667
JPMorgan Securities Inc.	4,560,000	1/1/12	TRX-CMBS	TRX- CMBS Reset	—	(33,542)
Morgan Stanley & Co. Inc.	9,090,000	1/1/12	TRX-CMBS	TRX- CMBS Reset	—	(66,864)
Morgan Stanley & Co. Inc.	4,985,000	1/1/12	TRX-CMBS	TRX- CMBS Reset	—	(36,668)
Morgan Stanley & Co. Inc.	9,865,713	1/12/40	1-month LIBOR	IOS.FN30.400.09	—	54,423

Total	$60,605,884				—	$224,813

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

*	Swap contract is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2011.

	Purchased Options, at value	Written Options, at value	Futures Contracts		Forward Foreign Currency Contracts		Swap Contracts, at value
Primary Underlying Risk Disclosure			Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation		Total
Interest Rate Contracts	$13,664,253	$(38,969,841)	$11,716,915	$(3,955,857)	—	—	$(26,659,844)	$(43,341,448)
Foreign Exchange Contracts	—	—	—	—	$4,137,029	$(8,523,900)	—	(4,386,871)
Credit Contracts	—	—	—	—	—	—	5,638,113	4,775,187

Total	$13,664,253	$(38,969,841)	$11,716,915	$(3,955,857)	$4,137,029	$(8,523,900)	$(21,021,731)	$(42,953,132)

During the period ended March 31, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$13,493,754
Written options	41,174,223
Futures contracts (to buy)	1,263,955,582
Futures contracts (to sell)	1,054,368,443
Forward foreign currency contracts (to buy)	222,788,882
Forward foreign currency contracts (to sell)	431,115,846

Average notional balance
Interest rate swap contracts	$471,650,000
Credit default swap contracts (to buy protection)	408,834,756
Credit default swap contracts (to sell protection)	364,717,816
Total return swap contracts	70,180,951

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date:	May 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date:	May 24, 2011

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date:	May 24, 2011